SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14 (a) of the Securities
Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant      |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-12

The Phoenix Edge Series Fund
Registration Nos. 811-04642 and 33-05033
(Name of Registrant as Specified in Its Charter/Declaration of Trust)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement no.:
(3)	Filing Party:
(4)	Date Filed:

THE PHOENIX EDGE SERIES FUND
155 Federal Street
Boston, Massachusetts 02110

     September __, 2010

Dear Variable Contract Owner:

You are an owner of a variable annuity contract or variable life insurance policy (each one a “Variable Contract” and together “Variable Contracts”) issued by a separate account (each one a “Separate Account” and together “Separate Accounts”) of Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company (collectively, “Phoenix”). Shares of one or more series of The Phoenix Edge Series Fund (the “Fund”) have been purchased at your direction by Phoenix through one or more of the Separate Accounts to support contract values or fund benefits payable under your Variable Contract. Phoenix (through its Separate Accounts through which your Variable Contract was issued) is the record owner of shares of the series held in connection with your Variable Contract.

I encourage you to take the time to read the enclosed proxy statement and cast your ballot for a special October 29, 2010 meeting of shareholders of the Phoenix-Aberdeen International Series, Phoenix Capital Growth Series, Phoenix-Duff & Phelps Real Estate Securities Series, Phoenix Growth and Income Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Small-Cap Growth Series, Phoenix Small-Cap Value Series and Phoenix Strategic Allocation Series (individually and collectively, the “Series”) of the Fund. Your vote is vital to the outcome of several proposals that are being presented by the Board of Trustees of the Fund.

Among the proposals being presented to the shareholders of the Fund is the election of five Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected. Shareholders are also being asked to approve Virtus Investment Advisers, Inc. (“VIA”) as investment advisor of each Series, while shareholders of the Series identified in Proposals 3 through 5 of the enclosed Proxy Statement are being asked to approve subadvisors to manage the respective Series. Further, shareholders are being asked to approve for each Series a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940. Shareholders are also being presented with a proposal to approve a reorganization of each Series into the series of a Delaware statutory trust. Finally, shareholders are being asked to approve an amendment to a fundamental investment restriction applicable to the Series. Subject to waiver by VIA at its sole discretion, Proposals 1-6 are contingent on shareholder approval of each of the other Proposals 1-6.

A separate information statement section is provided to the shareholders of the Phoenix-Aberdeen International Series, with respect to the appointment of Aberdeen Asset Management, Inc. as the subadvisor to this Series, and to the shareholders of the Phoenix Multi-Sector Fixed Income Series and the Phoenix Strategic Allocation Series, with respect to the appointment of Goodwin Capital Advisers, Inc. as the subadvisor to the Series, after shareholders approve the other proposals in this Proxy Statement applicable to the Series. Shareholders of the Phoenix-Aberdeen International Series, the Phoenix Multi-Sector Fixed Income Series and the

Phoenix Strategic Allocation Series are not being asked for a proxy and are requested not to send a proxy with respect to these subadvisor appointments.

As record owner of such Series’ shares, Phoenix has been asked by the Fund’s Trustees to approve these proposals. In this regard, and as is more fully explained in the attached proxy statement, the Fund is holding a meeting of its shareholders to consider approval of each of the proposals. As you may know, your Variable Contract gives you the right to instruct Phoenix on how to vote the Series shares supporting your Variable Contract at any meeting of the Series’ shareholders at which shareholders are being asked to vote. We are writing to you to ask that you instruct us, either by telephone, internet or mail, in order that we may vote on your behalf at the meeting of shareholders of the Series.

Proposal details are included in the enclosed Proxy Statement, which also provides answers to questions about each proposal, the voting process and the shareholder meeting.

The Board of Trustees has carefully assessed these proposals, and unanimously recommends that shareholders vote FOR the proposals. To confirm the Board recommendations, please vote FOR all the proposals on the enclosed voting instruction form.

Your vote is important. Please take a moment now to provide us with your voting instructions. Please follow the steps on the enclosed voting instruction form(s) to instruct us by internet or telephone, or by signing and returning the voting instruction form(s) in the enclosed postage pre-paid envelope. To request more information, please call us at the telephone number shown below.

If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in The Phoenix Edge Series Fund.

Sincerely,

Philip K. Polkinghorn
President

THE PHOENIX EDGE SERIES FUND

     155 Federal Street
Boston, Massachusetts 02110

Notice of Special Meeting of Shareholders

To be held on October 29, 2010

             To owners of variable annuity contracts or variable life insurance policies (each one a “Variable Contract” and together, “Variable Contracts”) issued by Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (each an “Insurance Company” and, collectively, “Phoenix”) entitled to give voting instructions in connection with a separate account of Phoenix.

             NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of the Phoenix-Aberdeen International Series, Phoenix Capital Growth Series, Phoenix-Duff & Phelps Real Estate Securities Series, Phoenix Growth and Income Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Small-Cap Growth Series, Phoenix Small-Cap Value Series and Phoenix Strategic Allocation Series (individually and collectively, the “Series”) of The Phoenix Edge Series Fund (the “Fund”) will be held at the office of Phoenix at One American Row, Hartford, Connecticut 06102-5056, on October 29, 2010 at 10:00 a.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purposes:

1.	To elect five Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected (Proposal 1). Shareholders of all of the Series will vote on this proposal.

2.	To approve an Advisory Agreement between the Fund and Virtus Investment Advisers, Inc. (“VIA”) with regard to each Series (Proposal 2). Shareholders of all of the Series will vote on this proposal separately as to their respective Series.

3.	To approve a Subadvisory Agreement between VIA and Duff & Phelps Investment Management Co. (“DPIM”) with regard to the Phoenix-Duff & Phelps Real Estate Securities Series (Proposal 3). Shareholders of Phoenix-Duff & Phelps Real Estate Securities Series will vote on this proposal separately.

4.	To approve a Subadvisory Agreement between VIA and Kayne Anderson Rudnick Investment Management LLC (“Kayne”) with regard to the Phoenix Small-Cap Growth Series and the Phoenix Small-Cap Value Series (Proposal 4). Shareholders of Phoenix Small-Cap Growth Series and the Phoenix Small-Cap Value Series will vote on this proposal separately as to their respective Series.

5.	To approve a Subadvisory Agreement between VIA and SCM Advisors LLC (“SCM”) with regard to the Phoenix Capital Growth Series (Proposal 5). Shareholders of Phoenix Capital Growth Series will vote on this proposal separately.

6.	To approve a Distribution and Shareholder Servicing Plan under Rule 12b-1 (the “Rule 12b-1 Plan”) with regard to each Series (Proposal 6). Shareholders of all of the Series will vote on this proposal separately as to their respective Series.

7.	To approve an Agreement and Plan of Reorganization providing for a reorganization of each Series into the series of a Delaware statutory trust (Proposal 7). Shareholders of all of the Series will vote on this proposal separately as to their respective Series.

8.	To approve a change in the fundamental investment restrictions of each Series of the Fund regarding lending (Proposal 8). Shareholders of all of the Series will vote on this proposal separately as to their respective Series.

9.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

             The Fund’s Board of Trustees recommends that shareholders of the Series vote to approve the proposals applicable to the Series.

             A separate information statement section is provided to the shareholders of the Phoenix-Aberdeen International Series, with respect to the appointment of Aberdeen Asset Management, Inc. as the subadvisor to this Series, and to the shareholders of the Phoenix Multi-Sector Fixed Income Series and the Phoenix Strategic Allocation Series, with respect to the appointment of Goodwin Capital Advisers, Inc. as the subadvisor to the Series, after shareholders approve the other proposals in this Proxy Statement applicable to the Series. Shareholders of the Phoenix-Aberdeen International Series, the Phoenix Multi-Sector Fixed Income Series and the Phoenix Strategic Allocation Series are not being asked for a proxy and are requested not to send a proxy with respect to these subadvisor appointments.

             Certain separate accounts (each one a “Separate Account” and together “Separate Accounts”) of Phoenix supporting variable contracts issued by Phoenix are the only shareholders of the Series. However, Phoenix hereby solicits, and agrees to vote the shares of the Series at the Meeting in accordance with, timely instructions received from Variable Contracts owners having contract values allocated to a Separate Account invested in such shares. Each Insurance Company will vote all of its shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. Subject to waiver by VIA at its sole discretion, Proposals 1-6 are contingent on shareholder approval of each of the other Proposals 1-6.

             The Board of Trustees has fixed the close of business on August 31, 2010 as the Record Date for determination of shareholders entitled to notice of and to vote at the Meeting. As a Variable Contract owner of record at the close of business on the Record Date, you have the right to instruct Phoenix as to the manner in which shares of the Series attributable to your Variable Contract should be voted. To assist you in giving your instructions, a voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

By order of the Board of Trustees
Kathleen A. McGah
Secretary
The Phoenix Edge Series Fund

September _____, 2010

              Shareholders who do not expect to attend the special meeting are requested to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States, or vote by telephone or by the internet. Instructions for the proper execution of the proxy are set forth immediately following this notice or, with respect to telephone or internet voting, on the voting instruction form. It is important that the voting instruction form be returned promptly.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS

The following general rules for signing voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction form.

3.	All Other Accounts: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

	Registration	Valid Signature

Corporate Accounts

	(1) ABC Corp.	ABC Corp.
	(2) ABC Corp.	John Doe, Treasurer
	(3) ABC Corp. c/o John Doe, Treasurer	John Doe
	(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

	(1) ABC Trust	Jane B. Doe, Trustee
	(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
	John B. Smith, Jr. UGMA	John B. Smith
	(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor

The Phoenix Edge Series Fund

155 Federal Street
Boston, Massachusetts 02110
(800) 541-0171

Special Meeting of Shareholders
To be held on October 29, 2010

PROXY STATEMENT

This Proxy Statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board” or “Trustees”) of The Phoenix Edge Series Fund (the “Fund”) by Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company (each an “Insurance Company” and, collectively, “Phoenix”) to owners (each one a “Contract Owner” and together, “Contract Owners”) of certain variable annuity contracts and variable life insurance policies (each one a “Contract” and together “Contracts”) issued by Phoenix and having contract values on the record date allocated to separate accounts (each one a “Separate Account” and together the “Separate Accounts”) of Phoenix invested in shares of the Phoenix-Aberdeen International Series, Phoenix Capital Growth Series, Phoenix-Duff & Phelps Real Estate Securities Series, Phoenix Growth and Income Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Small-Cap Growth Series, Phoenix Small-Cap Value Series and Phoenix Strategic Allocation Series (individually and collectively, the “Series”), each an investment portfolio of the Fund.

As an owner of a Contract issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of the Series that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of a Series, you have this right because some or all of your Contract value is invested, as provided by your Contract, in one or more Series. For simplicity, in this Prospectus/Proxy Statement:

•	“Record Holder” of the Series refers to each Insurance Company which holds Series’ shares of record;

•	“shares” refers generally to your shares of beneficial interest in the Series; and

•	“shareholder” or “Contract Owner” refers to you.

This Proxy Statement is being furnished in connection with the solicitation of voting instructions from Contract Owners for use at a special meeting of holders of shares of the Series (the “Meeting”). The Meeting is to be held on October 29, 2010 at 10:00 a.m. Eastern time, at the office of Phoenix at One American Row, Hartford, Connecticut 06102-5056, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement and the voting instruction form is on or about September __, 2010, or as soon as practicable thereafter.

At the Meeting, shareholders will be asked:

1.	To elect five Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected (Proposal 1). Shareholders of all of the Series will vote on this proposal.

2.	To approve an Advisory Agreement between the Fund and Virtus Investment Advisers, Inc. (“VIA”) with regard to each Series (Proposal 2). Shareholders of all of the Series will vote on this proposal separately as to their respective Series.

3.	To approve a Subadvisory Agreement between VIA and Duff & Phelps Investment Management Co. (“DPIM”) with regard to the Phoenix-Duff & Phelps Real Estate Securities Series (Proposal 3). Shareholders of Phoenix-Duff & Phelps Real Estate Securities Series will vote on this proposal separately.

4.	To approve a Subadvisory Agreement between VIA and Kayne Anderson Rudnick Investment Management LLC (“Kayne”) with regard to the Phoenix Small-Cap Growth Series and the Phoenix Small-Cap Value Series (Proposal 4). Shareholders of Phoenix Small-Cap Growth Series and the Phoenix Small-Cap Value Series will vote on this proposal separately as to their respective Series.

5.	To approve a Subadvisory Agreement between VIA and SCM Advisors LLC (“SCM”) with regard to the Phoenix Capital Growth Series (Proposal 5). Shareholders of Phoenix Capital Growth Series will vote on this proposal separately.

6.	To approve a Distribution and Shareholder Servicing Plan under Rule 12b-1 (the “Rule 12b-1 Plan”) with regard to each Series (Proposal 6). Shareholders of all of the Series will vote on this proposal separately as to their respective Series.

7.	To approve an Agreement and Plan of Reorganization providing for a reorganization of each Series into the series of a Delaware statutory trust (Proposal 7). Shareholders of all of the Series will vote on this proposal separately as to their respective Series.

8.	To approve a change in the fundamental investment restrictions of each Series of the Fund regarding lending (Proposal 8). Shareholders of all of the Series will vote on this proposal separately as to their respective Series.

9.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

A separate information statement section is provided to the shareholders of the Phoenix-Aberdeen International Series, with respect to the appointment of Aberdeen

Asset Management, Inc. as the subadvisor to this Series, and to the shareholders of the Phoenix Multi-Sector Fixed Income Series and the Phoenix Strategic Allocation Series, with respect to the appointment of Goodwin Capital Advisers, Inc. as the subadvisor to the Series, after shareholders approve the other proposals in this Proxy Statement applicable to the Series. Shareholders of the Phoenix-Aberdeen International Series, the Phoenix Multi-Sector Fixed Income Series and the Phoenix Strategic Allocation Series are not being asked for a proxy and are requested not to send a proxy with respect to these subadvisor appointments.

Certain Phoenix Separate Accounts are the only holders of shares of the Series. However, each Insurance Company has agreed to vote the shares of the Series at the Meeting in accordance with the timely instructions received from Contract Owners issued by such Insurance Company having contract value allocated to its Separate Accounts and invested in such Series shares on the record date. Each Insurance Company will vote all of its shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares of the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions.

The Fund is a business trust that was organized under Massachusetts law on February 18, 1986, and is registered with the Securities and Exchange Commission (the “Commission” or “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently issues 17 series of shares, each series representing a fractional undivided interest in a particular investment portfolio and having a different investment objective and different investment policies. The proposals in this Proxy Statement apply only to shareholders of the Series.

Earlier this year each Contract Owner received the Series’ annual report to shareholders for the period ended December 31, 2009. Additional copies of these reports also are available without charge by calling Phoenix Variable Products Customer Service at 1-800-541-0171. You may also request an additional copy of the Series’ annual and semi-annual reports to shareholders by writing to the Fund, c/o Phoenix, 31 Tech Valley Drive, East Greenbush, NY 12061.

General Voting Information

This Proxy Statement is being furnished to Contract Owners on behalf of the Board of the Fund in connection with the solicitation by Phoenix of voting instructions from Contract Owners indirectly invested in the Series in connection with a meeting of the Series’ shareholders to be held on October 29, 2010. The Board has called the Meeting to consider the matters indicated on the cover page of this Proxy Statement. The Separate Accounts are the only holders of Series shares. Each Insurance Company will vote the Series shares at the relevant meetings in accordance with the instructions timely received from persons entitled to give voting instructions under Contracts funded through the Separate Account. Contract Owners (and in some cases annuitants and/or beneficiaries) have the right to instruct Phoenix as to the number of shares (and fractional shares) that have an aggregate value on the record date equal to the contract value on the record date under that Contract allocated to the subaccount of each Separate Account holding the shares of the Series. Each Insurance Company will vote all of the shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. In other words, Phoenix will vote shares attributable to Contracts as to which no voting instructions are received in the same proportion as those for which instructions are received.

If a properly executed voting instruction form is received that does not specify a choice, Phoenix will consider its timely receipt as an instruction to vote in favor of the relevant Proposal. In certain circumstances, Phoenix has the right to disregard voting instructions from certain Contract Owners. Phoenix does not believe that these circumstances exist with respect to matters currently before Series shareholders. Contract Owners may revoke previously submitted voting instructions given to Phoenix at any time prior to the Meeting by notifying the Secretary of the Fund in writing at One American Row, Hartford, Connecticut 06102-5056 and may revote by telephone, internet, mail, or physical attendance at the meeting. The Secretary of the Fund will send the Contract Owner a new voting instruction form, upon request.

The Board has fixed August 31, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, the following shares were outstanding representing the following number of votes for each Series:

Series	Shares
Phoenix-Aberdeen International Series
Phoenix Capital Growth Series
Phoenix-Duff & Phelps Real Estate Securities Series
Phoenix Growth and Income Series
Phoenix Multi-Sector Fixed Income Series
Phoenix Small-Cap Growth Series
Phoenix Small-Cap Value Series
Phoenix Strategic Allocation Series

The trustees and current executive officers of the Fund beneficially own, directly or indirectly, less than 1% of the shares of any Series. To the best knowledge of Phoenix and the Board, there are no Contract Owners, as of the record date, who have the right to instruct Phoenix as to 5% or more of the Series’ shares.

To be counted, Phoenix must receive a Contract Owner’s voting instructions either by telephone or through the internet or via a properly executed voting instruction form mailed to the Proxy Tabulator, Broadridge Financial Solutions, by 5:00 p.m. Eastern time on October 28, 2010 or by attendance at the Meeting.

Each share of beneficial interest of the Series is entitled to one vote. Fractional shares are entitled to a proportionate fractional vote, which will be counted. A Contract Owner may vote his beneficial shares attributable to the Series by his ownership of units in the Separate Account that funds a Contract. The presence in person or by proxy of a majority of the outstanding shares of the Series will constitute a quorum for the transaction of business at the Meeting. However, because the Separate Account holds of record all the outstanding shares of the Series, all such shares will be present at the Meeting. Approval of each proposal requires the “affirmative vote of a majority of the outstanding shares” of the Series at the close of business on the record date. For Proposals 1, 7 and 8, an affirmative vote requires a majority of the shares voted when a quorum is present. For Proposals 2-6, an affirmative vote of a majority of the Series’ outstanding shares is defined by the 1940 Act, as the lesser of (i) 67% or more of the voting securities of the Series present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Series are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Series. Because “affirmative” votes are necessary to approve each proposal, a voting instruction to “abstain” on a proposal has the same effect as an instruction to vote “against” the proposal. There are expected to be no broker non-votes for the proposal since Phoenix knows the identity of the Contract Owners. Shareholders present at the Meeting may adjourn the meeting for various reasons including the following: (1) insufficient votes are cast in favor of a proposal to approve the proposal, or (2) Phoenix receives voting instructions from so few Contract Owners that it cannot in good faith vote shares for which instructions are not received in proportion to those for which instructions are received. Neither the Commission nor Phoenix requires any specific minimum percentage of Contract Owners to vote in order for an Insurance Company to vote shares for which voting instructions are not received. Phoenix seeks to obtain a reasonable level of turnout given the particular circumstances, which circumstances may include the proportion of voting instructions actually received voting “for” the proposal. Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders or Contract Owners. Phoenix will vote: (1) shares represented by instructions to vote in favor of the proposal, in favor of adjournment, (2) shares represented by instructions to vote against the proposal, against an adjournment, and (3) remaining shares, in favor or against adjournment in proportion to the shares voted pursuant to instructions. Subject to waiver by VIA at its sole discretion, Proposals 1-6 are contingent on shareholder approval of each of the other Proposals 1-6.

Phoenix Variable Advisors, Inc. (“PVA”), the current investment advisor to the Fund, and VIA, the proposed new investment advisor to the Fund, or their respective affiliates, will equally bear all of the expenses of soliciting voting instructions. The solicitation of instructions will be made primarily by mail but may include (without cost to the Fund), telephone, electronic or oral communications by employees of Phoenix or its affiliates. This Proxy Statement and voting instruction form(s) were first mailed to Contract Owners on or about September __, 2010.

BOARD OF TRUSTEES RECOMMENDATION

The Board of Trustees met on July 1 and July 26, 2010 to discuss the proposals contained in this Proxy Statement. The Board voted unanimously to approve the proposals. The Board of Trustees recommends that you vote “FOR” each of the proposals contained in this Proxy Statement.

PROPOSAL 1: TO ELECT FIVE TRUSTEES
TO THE BOARD OF TRUSTEES

(TO BE VOTED UPON BY SHAREHOLDERS OF ALL SERIES)

It is proposed that the five nominees described herein (the “Nominees”), each of whom is currently a Trustee of the Fund, be elected to the Fund’s Board at the Meeting. The five Nominees would constitute the Fund’s entire Board, and would serve until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal. The Fund’s Declaration of Trust, as amended (“Declaration of Trust”) does not require the annual election of Trustees. Further, the Declaration of Trust provides that any vacancy resulting from any reason, including the resignation of a Trustee, may be filled by a majority of the remaining Trustees, provided that immediately after filling any such vacancy at least two-thirds (2/3) of the Trustees holding office have been elected to such office by the shareholders at a meeting called for the purpose. Biographical information regarding each of the nominees is provided below.

The role of the Fund’s Board is to provide general oversight of the Fund’s business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees meet at least quarterly and review the Series’ performance and oversee the services provided to the Fund by the investment advisor, subadvisors and the Fund’s other service providers. During the fiscal year ended December 31, 2009, the Board of Trustees met four times in regularly scheduled meetings and five times for special meetings, with all Trustees attending at least 75 percent of the meetings.

There are a number of legal and regulatory requirements applicable to the composition of the Fund’s Board. In addition to the requirements of the governing documents of the Fund discussed above, the 1940 Act permits the existing members of a mutual fund’s board of directors/trustees to appoint new members in certain circumstances. Mutual funds are required to call a shareholder meeting to elect board members if at any time less than a majority of the members holding office have been elected by shareholders. The 1940 Act also requires that at least a majority of a mutual fund’s board be comprised of directors/trustees who are not considered to be “interested persons” (as defined in the 1940 Act) of a fund or its advisor, underwriter or their controlling companies, in order to meet certain “fund governance standards” under the 1940 Act. These non-interested directors/trustees are referred to herein as “Independent Trustees.” All the Nominees will be considered non-interested with respect to the new advisers and subadvisers. Mr. McLoughlin may be considered an “interested person” as defined in the 1940 Act, by reason of his former association with affiliates of The Phoenix Companies, Inc., and his receipt of a pension but upon shareholder approval of Proposal 2 in this Proxy Statement, he will no longer be deemed to be an interested person and will become an Independent Trustee.

With regard to the current Trustees, Ms. Groark and Messrs. Gelfenbien, Mallin and McLoughlin have previously been elected as such by shareholders and are being proposed for re-election. Mr. McClellan was appointed to the Board by the then-existing Trustees of the Board. Mr. Polkinghorn is not being proposed for re-election as he tendered his resignation from the Board to be effective as of November 5, 2010.

The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees of the Nominees named below. The Board recommends that the shareholders elect the persons whom they have nominated for election.

Each of the Nominees has agreed to continue to serve as a Trustee if elected. If, at the time of the Meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which Trustees are elected and the selection and qualification of their successors.

The following table sets forth the names, ages, principal occupations and other information relating to the Nominees. Unless otherwise noted, the address of each Nominee is c/o The Phoenix Edge Series Fund, 155 Federal Street, Boston, MA 02110. There is no stated term of office for Trustees.

Independent Nominees

				Number of
		Term of		Portfolios in
		Office and	Principal	Trust Complex
Name, Address	Position with	Length of	Occupation(s)	Overseen by	Other Directorships
and Age	the Fund	Time Served	During Past 5 Years	Trustee	Held by Trustee

Roger A. Gelfenbien 67	Trustee; Lead Independent Trustee; Chairperson of Audit Committee	Indefinite Term; Served since 2000	Retired.	17	Director, Webster Bank (2003-present). Director, USAllianz Variable Insurance Product Trust, 23 funds (1999-present).

Eunice S. Groark 72	Trustee; Chairperson of Governance and Nominating Committee	Indefinite Term; Served since 1999	Attorney, private practice.	17	Director, People’s United Bank (1995-present).

John R. Mallin 59	Trustee	Indefinite Term; Served since 1999	Partner/Attorney, McCarter & English LLP (2003-present).	17	N/A

Hassell H. McClellan 64	Trustee; Chairperson of Investment Performance Committee	Indefinite Term; Served since 2008	Associate Professor, Wallace E. Carroll School of Management, Boston College (1984-present).	17	Independent Trustee, John Hancock Trust (2000-present) and John Hancock Funds II (2005-present). Board of Overseers, Tufts University School of Dental Medicine (2000-2008). Board of Directors, Barnes, 2010.

Interested Nominee

Philip R. McLoughlin[1] 64	Chairman/ Trustee;	Indefinite Term; Served since 2003	Partner, Cross Pond Partners, LLC, (2006- present).	17	Director, World Trust Fund (1991-present). Director/Trustee/Chairperson, Virtus Mutual Funds (1989-present).

1. Mr. McLoughlin may be considered an “interested person” as defined in the 1940 Act, by reason of his former association with affiliates of The Phoenix Companies, Inc. and his receipt of a pension. Upon shareholder approval of Proposal 2 in this Proxy Statement, he will no longer be deemed to be an interested person and will become an Independent Trustee.

Executive officers of the Fund who are not trustees

The following table contains information about the individuals who will be the principal executive officers of the Fund, with respect to the Series only, who are not listed above as Trustee nominees. Unless otherwise noted, the address of each individual is 100 Pearl Street, Hartford, Connecticut 06103.

Number of
		Term of		Portfolios in
		Office and	Principal	Trust Complex
Name, Address	Position with	Length of	Occupation(s)	Overseen by	Other Directorships
and Age	the Fund	Time Served	During Past 5 Years	Trustee	Held by Trustee

Officers

George R. Aylward 46	President	Indefinite Term; Newly nominated	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Director and President (2006-2008), Chief Operating Officer (2004-2006), Vice President, Finance, (2001-2002), Phoenix Investment Partners, Ltd. and/or certain of its subsidiaries. Various senior officer and directorship positions with Virtus (formerly Phoenix) affiliates (2005-present). Senior Executive Vice President and President, Asset Management (2007-2008), Senior Vice President and Chief Operating Officer, Asset Management (2004-2007), Vice President and Chief of Staff (2001-2004), The Phoenix Companies, Inc. Various senior officer and directorship positions with Phoenix affiliates (2005-2008). President (2006-present), Executive Vice President (2004-2006), the Virtus Mutual Funds Family. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006-present)	N/A	N/A

Marc Baltuch 900 Third Avenue New York, NY 10022 64	Independent Chief Compliance Officer (“CCO”)	Indefinite Term; Served since 2004	Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present); Vice President and Compliance Officer, certain of the Trusts in the Virtus Trust Family; Vice President, The Zweig Total Return Trust, Inc. (2004-present); Vice President, The Zweig Trust, Inc., (2004-present); President and Director of Watermark Securities, Inc. (1991-present)	N/A	N/A

Kevin J. Carr 56	Vice President, Chief Legal Officer (“CLO”), Counsel and Secretary	Indefinite Term; Newly nominated	Senior Vice President (since 2009), Counsel and Secretary (2008-present) and Vice President (2008-2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President and Counsel, Phoenix Life Insurance Company (2005-2008). Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company (January 2005-May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995-2005).	N/A	N/A

W. Patrick Bradley 38	Sr. Vice President, Chief Financial Officer (“CFO”), Treasurer and Principal Accounting Officer	Indefinite Term; Served since November 2004	Senior Vice President, Fund Administration (since 2009), Vice President, Fund Administration (2007-2009), Second Vice President, Fund Control & Tax (2004-2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries (formerly known as Phoenix Investment Partners, Ltd., and an affiliate of The Phoenix Companies, Inc., through 2008). Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (2006-present), Assistant Treasurer (2004-2006), The Phoenix Edge Series Fund. Chief Financial Officer and Treasurer (2005-present), Assistant Treasurer (2004-2006), certain funds within the Virtus Mutual Funds Family (formerly known as the Phoenix Funds, and affiliates of The Phoenix Companies, Inc., through 2008).	N/A	N/A

Francis G. Waltman 48	Senior Vice President	Indefinite Term; Newly nominated	Executive Vice President, Head of Product Management (since 2009), Senior Vice President, Asset Management Product Development (2008-2009), Senior Vice President, Asset Management Product Development (2005-2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries (formerly known as Phoenix Investment Partners, Ltd., and an affiliate of The Phoenix Companies, Inc., through 2008). Director (2008-present), Director and President (2006-2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers, Inc. (since 2008).	N/A	N/A

None of the Trustees/Nominees directly own shares of the Fund. The Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of any Series of the Fund.

The Board and Oversight Function. The Board is responsible for oversight of the Fund. Upon shareholder approval, the Fund will engage VIA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing VIA and the other service providers in the operations of the Fund in accordance with the Series’ investment objectives and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees – the Audit, Governance and Nominating, Executive, and Investment Performance Committees—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Although each Committee is composed exclusively of Independent Trustees, any interested Trustee may also attend the Committee meetings. The responsibilities of each Committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, Sullivan & Worcester LLP, to assist them in performing their oversight responsibilities. In addition, the Trustees have engaged a Chief Compliance Officer (“CCO”) for the Fund.

Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees

The Governance and Nominating Committee of the Board, which is composed of four Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducted a similar review with respect to the current Trustees being nominated for re-election by shareholders prior to their appointment or election to the Board. In evaluating candidates for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contribute to good governance for the Fund.

The Board has concluded that, based on each Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Nominee is qualified to serve as Trustee. Three of the four Independent Nominees have been Board members for approximately ten years, while Mr. McClellan has served as chair of the Investment Performance Committee since his appointment to the Board in 2008. Mr. McLoughlin has served the Fund for approximately seven years. In determining that a particular Nominee was qualified to serve as a Trustee, the Board considered a variety of criteria. In addition, the Board has taken into account the actual service, commitment and participation of each Trustee during his or her past tenure with the Fund in concluding that each Nominee should serve as Trustee. Information about the specific experience, skills, attributes and qualifications of each Nominee, which in each case led to the Board’s conclusion that the Nominee should serve as a Trustee of the Fund, is as follows.

Mr. Gelfenbien, currently retired, was employed as an accountant and consultant in the financial services sector for over thirty years, as well as having ten years experience with an unaffiliated fund as a director.

Mrs. Groark, currently retired, was a sole practitioner attorney for ten years. Mrs. Groark was elected Connecticut’s first female Lieutenant Governor in 1990 (in office 1991-1995) and served as Corporation Counsel in Hartford, Connecticut from 1987 to 1990. She also served on the Hartford City Council from 1981 to 1985. Mrs. Groark was a director of a Bank of America predecessor, Society for Savings, from 1983 to 1987.

Mr. Mallin is a real estate partner and practice group leader for the Real Estate / Construction / Environmental Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate.

Mr. McClellan has extensive business experience in advising and consulting with companies to improve such companies’ management and operations, as well as serving as a business educator at several colleges.

Mr. McLoughlin has extensive investment advisory experience. He was the Chairman (1997-2002) and Chief Executive Officer (1995-2002) for Phoenix Investment Partners, Ltd., the parent company to several investment advisors registered with the SEC. He was also the Chief Investment Counsel (12/1994-2002) for Phoenix Investment Partners, Ltd. and the General Counsel (1983-1988) for Phoenix Mutual Life Insurance Company.

The Board believes that, collectively, the Nominees have the appropriate experience, qualifications, attributes, and skills, which will allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Common attributes to all Trustees are their ability to review, evaluate, question and discuss information provided to them (and to request additional information), to interact effectively with VIA, the subadvisors, the Administrator, VP Distributors, Inc., and other service providers, the independent CCO, CLO and the Fund’s independent registered public accounting firm.

Leadership Structure

Mr. McLoughlin, the Chairman of the Board, is currently not an Independent Trustee by reason of his former position as executive officer with affiliates of The Phoenix Companies, Inc. Upon shareholder approval of Proposal 2 in this Proxy Statement, he will no longer be deemed to be an interested person and will become an Independent Trustee. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Trustees and management. Mr. Gelfenbien will serve as Lead Independent Trustee. The Trustees have determined that the Board’s leadership by the Chairman, Lead Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the advisor, the subadvisors and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Risk Oversight

The Fund is subject to a number of risks, including investment, compliance and operational risks, among others. In general, the Board exercises oversight of the risk management process primarily through the Audit Committee and Investment Performance Committee, as well as through oversight by the Board itself. In particular, the day-to-day investment risk, including credit and liquidity risks, will be managed by VIA, the subadvisors, and the Administrator. Operational risk and overall business risk is managed by the Administrator, CCO, and other service providers. Compliance risk will be managed by the CCO and VIA’s Chief Compliance Officer.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities, especially the Investment Performance Committee. The Fund’s investment management will be carried out by or through VIA, the subadvisors and other service providers. Each of these persons has an independent interest in risk management functions but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. For example, the Trustees conduct occasional on-sight visits to the subadvisors and the independent CCO conducts on-sight visits to the service providers on an annual basis. In general, the Trustees receive quarterly reports from, among others, management, PVA’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, and independent counsel to the Independent Trustees, if requested by the Trustees, regarding risks faced by the Fund and PVA’s and the subadvisors’ management programs. Subject to shareholders approval of VIA as the new investment advisor to the Series, VIA is expected to provide similar information and reports as the current advisor.

Not all risks can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of all risks. Moreover, it is necessary to bear certain risks such as investment-related risks to achieve the Fund’s goals. As a result, the Fund’s ability to manage risk is subject to substantial limitations.

Committees of the Board

Audit Committee. The Board has an Audit Committee comprised of entirely Independent Trustees and all Independent Trustees are members of the Audit Committee. Audit Committee members are Roger A. Gelfenbien, Chairperson, Eunice S. Groark, John R. Mallin, and Hassell H. McClellan. The Audit Committee meets with the Fund’s independent auditors to review the scope of their services, including non-audit functions, as well as the results of their examination of the Fund’s financial statements. The Audit Committee also meets with the independent auditors to review the adequacy of the Fund’s accounting policies and procedures. The Audit Committee met in person two times and had two telephonic meetings in 2009.

Governance and Nominating Committee. The Board has a Governance and Nominating Committee comprised entirely of Independent Trustees that selects and nominates new candidates for election as Independent Trustees; develops and recommends to the Board a set of governance principles applicable to the Fund; oversees annually the evaluation of the Board, this Committee and management of other committees of the Fund; and assists the Board in fulfilling its oversight responsibilities with respect to matters relating to the interests of the shareholders of the Fund. Eunice S. Groark, Chairperson, Roger A. Gelfenbien, John R. Mallin, and Hassell H. McClellan comprise the Governance and Nominating Committee. The Governance and Nominating Committee met in person four times in 2009.

The Governance and Nominating Committee will not consider nominees recommended by Policyholders or Contract Owners. The Governance and Nominating Committee has not set out specific, minimum qualifications that must be met by a candidate for consideration for a position on the Board. In evaluating and nominating candidates, the Governance and Nominating Committee considers such factors as (a) the knowledge and expertise of the candidates in terms of such matters as, but not limited to, knowledge of mutual fund governance, relevant laws and fund policies and evidence of sound business judgment obtained through experience (not necessarily with mutual funds) dealing with regulatory, management, technical or financial issues; (b) the “independence” of the candidates with regard to the 1940 Act, as well as any actual or perceived affiliations or relationships with management; (c) their perceived ability to effectively and appropriately contribute to the ongoing functions of the Board, including, without limitation, their work ethic, personal integrity, ability to attend meetings and their ability to add unique, specific or otherwise valuable viewpoints; (d) whether or not any other more qualified candidates have come forward expressing an interest to serve as trustees; (e) the compatibility of any possible recommendation in terms of existing board composition and anticipated transitions; and (f) such other factors as the Governance and Nominating Committee deems relevant. The Board has adopted a written charter for the Fund’s Governance and Nominating Committee. A copy of the Fund’s Governance and Nominating Committee charter is available free of charge, upon request directed to the Secretary of the Fund.

Investment Performance Committee. The Board has an Investment Performance Committee comprised entirely of Independent Trustees that monitors and reviews the investment performance of the Fund. Investment Performance Committee members are Eunice S. Groark, Roger A. Gelfenbien, John R. Mallin, and Hassell H. McClellan, Chairperson. The Investment Performance Committee met in person four times in 2009.

Executive Committee. The Executive Committee can act for the Board of Trustees in any manner that the Board of Trustees may direct subject to the 1940 Act. Eunice S. Groark and John R. Mallin serve as members of the Executive Committee of the Board of Trustees. The Executive Committee did not meet in 2009.

Compensation Table

Trustee costs are allocated pro-rata based on average total net assets to each of the Series of the Fund. Officers and employees of the advisor who are “interested persons” are compensated by the advisor and receive no compensation from the Fund. Each Trustee who is not employed by the advisor receives from the Fund a $20,000 retainer plus $8,000 for each regularly scheduled Board or separate Committee meeting attended, $4,000 for attendance at each special in person or telephonic attendance at a regularly scheduled in person meeting and $1,000 per telephonic attendance at a special telephonic meeting. The Chairman of the Board receives an additional _____ retainer fee and the Lead Independent Trustee receives an additional $5,000 retainer fee. The Chairperson of the Governance and Nominating Committee receives an additional $2,000 retainer fee. The Chairperson of the Investment Performance Committee receives an additional $2,000 retainer fee. The Chairperson of the Audit Committee receives an additional $2,000 retainer fee. Also, as of January 25, 2010, an ad hoc Committee on Strategic Options, was formed to consider various options for the Fund. Each Independent Trustee member of this Committee would be compensated $2,000 for each in person Committee meeting attendance. The Chair of this Committee receives a retainer of $15,000. In addition, the Fund reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Trustees are not entitled to receive any retirement benefits from the Fund. The Trustees received the following compensation from the Fund for the year ended December 31, 2009, which was paid under a prior compensation schedule:

Name	Aggregate Compensation+ From the Fund
Frank M. Ellmer*	$68,000
Eunice S. Groark	$62,000
John R. Mallin	$60,000
Philip R. McLoughlin	$60,000
Roger A. Gelfenbien	$54,000
Frank E. Grzelecki**	$57,000
Hassell H. McClellan	$63,000
Philip K. Polkinghorn***	None
TOTAL	$424,000

*        Frank M. Ellmer retired from the Board as of June 30, 2010.
**      Frank E. Grzelecki retired from the Board as of December 31, 2009.
***    Philip K. Polkinghorn has tendered his resignation from the Board effective as of November 5, 2010.
+         For 2010, each Independent Trustee receives from the Fund a $20,000 retainer, $8,000 quarterly Board fee for attendance, $4,000 for a scheduled in-person or telephonic meeting, and $1,000 for a special telephonic Board or Committee meeting. The Lead Independent Trustee and Committee Chairpersons compensation remains the same as the 2009 compensation.

        A deferred compensation plan is available to the Trustees. Neither the Fund nor any affiliates provide additional compensation with respect to this deferred compensation plan. Under this deferred compensation plan, the following trustees have deferred compensation in 2009 as follows:
        Mr. Gelfenbien — $54,000
        Mr. Mallin — $40,600

Trustee Ownership of Securities

As of December 31, 2009, no Trustee owned beneficially any shares of the Fund.

Interests of Independent Trustees

SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, mutual fund registrants must disclose potential conflicts of interest involving trustees that could affect their independence. These requirements require disclosure by each Independent Trustee, or their immediate family members, of any direct or indirect interests or material interests, which exceed $120,000, during the two most recently completed calendar years, or which could impact on their independence. An Independent Trustee has agreed to provide the following disclosures in accordance with the referenced release. The Trustee maintains that the existence of these facts or circumstances have not affected, or do not affect, in any manner, her ability to serve as an impartial and independent trustee.

Mrs. Groark’s husband, Tom Groark, was Of Counsel to the law firm of Day Pitney LLP (“Day”) until December 31, 2009. During the last completed calendar year, Day provided legal services to affiliates of both Phoenix and Virtus. Mr. Groark did not work on or have any other involvement with any of these matters and they did not have a material effect on his compensation.

Required Vote

All Nominees receiving a plurality of the votes cast will be elected as Trustees of the Fund.

PROPOSAL 2: APPROVAL OF THE
NEW INVESTMENT ADVISORY AGREEMENT WITH VIA
(TO BE VOTED UPON BY SHAREHOLDERS OF ALL SERIES VOTING SEPARATELY)

Introduction

Phoenix Variable Advisors, Inc. (“PVA”) has acted as investment advisor to each Series pursuant to separate investment advisory agreements between the Fund and PVA, or its affiliated predecessor, on behalf of the Series, as described in the following table:

Series	Date of Agreement	Date last approved by Shareholders
Phoenix-Aberdeen International	August 1, 2007
Phoenix Capital Growth	September 15, 2008
Phoenix-Duff & Phelps Real Estate Securities	August 1, 2007
Phoenix Growth and Income	August 1, 2007
Phoenix Multi-Sector Fixed Income	August 1, 2007
Phoenix Small-Cap Growth	September 15, 2008
Phoenix Small-Cap Value	May 1, 2009
Phoenix Strategic Allocation	August 1, 2007

The Board, including a majority of the Independent Trustees, last renewed the current investment advisory agreements (the “Current Agreements”) between PVA and the Fund at meetings held on November 16-17, 2009.

During a Board meeting August 25-26, 2009, PVA notified the Board of Trustees that The Phoenix Companies, Inc., its indirect parent company, was focusing its resources on its life and annuity insurance business and was considering various options related to PVA’s management of the Fund, including but not limited to, the sale of its asset management division. After due diligence and a lengthy consideration of the offers of various investment advisors to take over the management of the Fund and its Series, at a meeting held on July 26, 2010, the Trustees of the Fund (including the Independent Trustees) unanimously approved and recommended for shareholder approval an investment advisory agreement between VIA and the Fund on behalf of all the Series (the “New Advisory Agreement”). If approved by the Fund’s shareholders, the New Advisory Agreement will become effective, and the Current Agreements between the Fund and PVA will be terminated, on or about November 5, 2010. As discussed below, the New Advisory Agreement is substantially similar to each of the Current Agreements, except for the parties to the agreements and the effective date and term thereof. Under the New Advisory Agreement, VIA will be responsible for the day-to-day management of the investment programs for the Phoenix Growth and Income Series and the equity portion of the Phoenix Strategic Allocation Series, and, upon shareholder approval of Proposals 3-5 in this Proxy Statement, it will engage subadvisors to perform the day-to-day management of the other Series and the fixed income portion of the Phoenix Strategic Allocation Series. The fees payable to VIA by the Series under the New Advisory Agreement are identical to the fees that are paid to PVA under the Current

Agreements for all Series other than the Small-Cap Value Series. The fee payable by Small-Cap Value Series will be reduced to 0.90% under the New Advisory Agreement.

The Current Agreements

The Fund, on behalf of the Series, entered into the Current Agreements with PVA, which is located at One American Row, Hartford, Connecticut 06102. The Current Agreements provide that PVA will have overall supervisory responsibility for the investment program of the Series and at its own expense will provide certain items, such as office facilities and personnel necessary to perform the functions required to manage the investment of each Series’ assets, as well as pay the salaries, fees and expenses of the Fund’s officers and of those Trustees who are interested persons of PVA. The Fund pays PVA, as full compensation for the services and facilities furnished to the Fund under the Current Agreements, a fee based on an annual percentage of the average daily net assets of each of the Series, as described in the following table:

			Rate for
	Rate for First	Rate for Next	Excess Over
Series	$250,000,000	$250,000,000	$500,000,000

Phoenix-Aberdeen International	.75%	.70%	.65%

Phoenix Capital Growth	.70%	.65%	.60%

Phoenix Growth and Income	.70%	.65%	.60%

Phoenix Multi-Sector Fixed Income	.50%	.45%	.40%

Phoenix Strategic Allocation	.60%	.55%	.50%

			Rate for
	Rate for First	Rate for Next	Excess Over
Series	$100,000,000	$50,000,000	$150,000,000

Phoenix Small-Cap Value	1.05%	1.00%	0.95%

	Rate for First	Rate for Next	Rate Over
Series	$1 Billion	$1 Billion	$2 Billion

Phoenix-Duff & Phelps Real Estate Securities	.75%	.70%	.65%

Series	Rate

Phoenix Small-Cap Growth	.85%

For the last fiscal year ended December 31, 2009, the Series paid the following in aggregate advisory fees under the Current Agreements to PVA:

Series
Phoenix-Aberdeen International	$2,624,000
Phoenix Capital Growth	$1,465,000
Phoenix-Duff & Phelps Real Estate Securities	$652,000
Phoenix Growth and Income	$576,000
Phoenix Multi-Sector Fixed Income	$968,000
Phoenix Small-Cap Growth	$203,000
Phoenix Small-Cap Value	$371,000
Phoenix Strategic Allocation	$959,000

The Current Agreements with PVA are scheduled to continue in effect until November 30, 2010, and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund’s Independent Trustees, and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Current Agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by PVA, on sixty (60) days written notice. The Current Agreements provide that PVA shall not be liable to the Fund or to any shareholder of the Series for any error of judgment or mistake of law or for any loss suffered by the Series or by any shareholder of the Series in connection with the matters to which the Current Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisor in the performance of its duties thereunder.

Phoenix Equity Planning Corporation (“PEPCO”), a former affiliate of PVA and Phoenix, served as the national distributor and principal underwriter of the Fund’s shares until ____, 2010. The Fund paid PEPCO $241,000 during the last fiscal year for its distribution and administrative services for the Fund. On June 23, 2010, Phoenix sold its private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter and distributor for the Phoenix variable annuity, life insurance, and SEC registered products, to Tiptree Financial Partners, LP. PEPCO was replaced by a Phoenix-affiliated broker-dealer, 1851 Securities, Inc., upon approval by the Trustees, as the distributor and underwriter for the Fund, as of July 1, 2010 or on such later date as 1851 Securities, Inc. receives all necessary regulatory approvals. The principal office of 1851 Securities, Inc. is located at One American Row, Hartford, Connecticut 06102.

The New Advisory Agreement

The terms of the New Advisory Agreement and VIA’s obligations thereunder are substantially similar to the Current Agreements, except for the advisor and the effective date and term of the Agreement. The New Advisory Agreement provides that it will remain in effect until December 31, 2011, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. Like the Current Agreements, the New Advisory Agreement would be subject to termination by VIA or the Fund upon sixty (60) days’ written notice and would terminate automatically in the event of its assignment.

The New Advisory Agreement provides that VIA will have overall supervisory responsibility for the investment program of the Series and at its own expense will provide certain items, such as office facilities and personnel necessary to perform the functions required to manage the investment of each Series’ assets, as well as pay the salaries, fees and expenses of the Fund’s officers and of those Trustees who are interested persons. VIA will be responsible for the day-to-day management of the investment programs for the Phoenix Growth and Income Series and the equity portion of the Phoenix Strategic Allocation Series, while it will engage subadvisors to perform the day-to-day management of the other Series and the fixed income portion of the Phoenix Strategic Allocation Series, subject to shareholder approval of Proposals 3-5 in this Proxy Statement. VIA will be responsible for compensating the subadvisors out of advisory fees it receives from the Series under the New Advisory Agreement. The New Advisory Agreement would provide that VIA shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Advisory Agreement, or in accordance with specific directions or instructions from the Fund; provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Fund, except for willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the New Advisory Agreement, except to the extent otherwise provided by law.

Advisory Fees

Except for Phoenix Small-Cap Value Series, the Fund will pay VIA, as full compensation for the services and facilities furnished to the Fund under the New Advisory Agreement, fees identical to those paid to PVA under the Current Agreements based on an annual percentage of the average daily net assets of each of the Series. On behalf of Phoenix Small-Cap Value Series, the Fund will pay VIA a monthly fee of 0.90% of the average daily net assets of the Series under the New Advisory Agreement.

The following table shows the actual aggregate advisory fee paid to PVA by the Fund on behalf of Phoenix Small-Cap Value Series for the fiscal year ended December 31, 2009 under the Current Agreement and what the aggregate advisory fee would have been if the advisory fee under the New Advisory Agreement had been in effect with respect to Phoenix Small-Cap Value Series:

Actual Aggregate Advisory Fee paid under the Current Agreement for Fiscal Year Ended December 31, 2009	Pro Forma Aggregate Advisory Fee paid under the New Advisory Agreement for Fiscal Year Ended December 31, 2009	% Difference Between Actual and Pro Forma Aggregate Advisory Fees
$ 371,000	$ 318,000	- 14%

For all other Series, the fee under the New Advisory Agreement is identical to the fee under the Current Agreements, so there would be no change to their advisory fees under the New Advisory Agreement as a result of the proposed change in advisor. The fees paid under the Current Agreements, with respect to all Series other than Phoenix Small-Cap Value Series for the last fiscal year are identical to what would have been paid if the New Advisory Agreement would have been in effect over that time period. In computing the fee to be paid to the advisor, the net asset value of the Series shall be calculated as set forth in the then current registration statement of the Fund.

INFORMATION ABOUT VIA

VIA is located at 100 Pearl Street, Hartford, Connecticut 06103. VIA is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus is an independent, publicly traded company that operates a multi-manager asset management business. As of June 30, 2010, Virtus’ affiliated investment advisors had in aggregate approximately $25.1 billion in assets under management.

VP Distributors, Inc. (“VPD”), a wholly-owned indirect subsidiary of Virtus and an affiliate of VIA, will serve as the national distributor and principal underwriter of the Fund’s shares. VPD also serves as administrative agent for the Fund and will continue in that capacity. The Fund paid VPD $1,357,000 during the last fiscal year for performing administrative services for the Fund. The principal office of VPD is located at 100 Pearl Street, Hartford, Connecticut 06103.

VIA acts as the investment advisor for over 40 mutual funds and as advisor to institutional clients. VIA and its predecessors have acted as an investment advisor for over 70 years. As of June 30, 2010, VIA had approximately $12.7 billion in assets under management.

The following members of VIA’s portfolio management team will continue to manage the Phoenix Growth and Income Series and the equity portion of the Phoenix Strategic Allocation Series under the New Advisory Agreement:

•	Carlton B. Neel is a senior vice president of VIA and Zweig Advisers, LLC (“ZA”), an affiliate of VIA. Before joining ZA in 1995, Mr. Neel was a vice president with J.P. Morgan & Company, Inc.

•	David Dickerson is a senior vice president of VIA and ZA. Mr. Dickerson began his investment career with ZA in 1993.

The following persons serve as the principal executive officers and directors of VIA at the address for VIA listed above and (except for Mr. Angerthal) also will serve as Officers of the Fund:

Principal Occupations During the
Name	Positions Held With VIA	Last Five Years
George R. Aylward	Director and President	Mr. Aylward is a Director, President and Chief Executive Officer of Virtus. He joined the predecessor company to Virtus in 1996, and, since 2005, has held various senior officer and directorship positions with Virtus affiliates.

Francis G. Waltman	Director and Senior Vice President	Mr. Waltman is Executive Vice President, Product Management, for Virtus. He joined the predecessor company to Virtus in 1993.
Michael A. Angerthal	Director, Executive Vice President and Chief Financial Officer	Prior to joining Virtus in 2008, Mr. Angerthal was Chief Financial Officer of CBRE Realty Finance.
Kevin J. Carr	Vice President, Chief Legal Officer and Clerk	Prior to joining affiliates of the predecessor company to Virtus in 2005, Mr. Carr was vice president and counsel at the Hartford Life unit of The Hartford Financial Services Group.

VIA currently serves as investment advisor to the following registered funds that are managed similarly to the Series:

Total Assets Under
Management
Name	(as of 6/30/2010)	Advisory Fee
Virtus Balanced Allocation	$61 million	0.50% of first $2 billion, and
Fund		0.45% over $2 billion

Virtus Balanced Fund	$573.1 million	0.55% of first $1 billion,
0.50% of next $1 billion, and
0.45% over $2 billion

Virtus Core Equity Fund	$79.1 million	0.70% of first $2 billion, and
0.65% over $2 billion

Virtus Foreign Opportunities	$1.1 billion	0.85% of first $2 billion,
Fund		0.80% of next $2 billion, and
0.75% over $4 billion

Virtus Global Opportunities	$55.1 million	0.85% of first $1 billion,
Fund		0.80% of next $1 billion, and
0.75% over $2 billion

Virtus Growth & Income	$107.2 million	0.75% of first $1 billion,
Fund		0.70% of next $1 billion, and
0.65% over $2 billion

Virtus Multi-Sector Fixed	$197.8 million	0.55% of first $1 billion,
Income Fund		0.50% of next $1 billion, and
0.45% over $2 billion

Virtus Multi-Sector Short	$2.9 billion	0.55% of first $1 billion,
Term Bond Fund		0.50% of next $1 billion, and
0.45% over $2 billion

Virtus Quality Large-Cap	$41.3 million	0.75% of first $1 billion,
Value Fund		0.70% of next $1 billion, and
0.65% over $2 billion

Virtus Quality Small-Cap	$204.2 million	0.70%
Fund

Virtus Real Estate Securities	$913.2 million	0.75% of first $1 billion,
Fund		0.70% of next $1 billion, and
0.65% over $2 billion

Virtus Small-Cap Core Fund	$114.5 million	0.75%

Virtus Small-Cap Sustainable	$59.4	0.90% of first $400 million,
Growth Fund		0.85% of next $600 million, and
0.80% over $1 billion

Virtus Strategic Growth Fund	$362.2 million	0.70% of first $1 billion,
0.65% of next $1 billion, and
0.60% over $2 billion

Virtus Tactical Allocation	$177.6 million	0.70% of first $1 billion,
Fund		0.65% of next $1 billion, and
0.60% over $2 billion

Virtus Value Equity Fund	$134.3 million	0.70% of first $2 billion, and
0.65% over $2 billion

VIA and the Fund have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which the advisor is, subject to supervision and approval of the Board of Trustees, permitted to enter into and materially amend subadvisory agreements (other than with respect to affiliated subadvisors) without such agreements being approved by the shareholders of the applicable series of a trust. The Fund and VIA therefore, with approval from the Board of Trustees, would have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA will continue to have the ultimate responsibility to oversee the subadvisors to the Board of Trustees and recommend their hiring, termination and replacement. Within 90 days of the hiring of any new subadvisor for a Series, variable contract owners that are invested in the Series through their contract will be furnished with all information about the new subadvisor that would be in a proxy statement seeking shareholder approval of the new subadvisor.

Basis for the Board Recommendation

The Board believes that Fund shareholders can benefit from management of the Fund’s assets by VIA, which has demonstrated favorable long-term performance for various asset classes. No material changes to any of the Series’ current principal investment strategies would occur if the New Advisory Agreement is approved.

In evaluating, approving, and recommending to the Fund’s shareholders that they approve the New Advisory Agreement, the Board of Trustees requested and evaluated information provided by VIA which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the New Advisory Agreement with VIA would be in the best interests of the Fund and the Series’ shareholders. The Board considered all the criteria separately with respect to the Fund and the shareholders. Prior to making its final decision, the Independent Trustees met with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including:

•	the nature, extent, and quality of the services to be provided by VIA. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by VIA concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees also had the benefit of a presentation made by VIA’s senior management personnel, where a number of topics, including VIA’s history, investment process, investment strategies, diversification, assets under management, personnel, compliance procedures and the firm’s overall performance, were reviewed and discussed. The Trustees noted that VIA would provide portfolio management oversight, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering the approval of the New Advisory Agreement, the Trustees considered VIA’s investment management process, including (a) the experience, capability and integrity of its management and other personnel committed by VIA to the Fund; (b) the financial position of VIA; (c) the quality and commitment of VIA’s regulatory and legal compliance policies, procedures and systems; and (d) VIA’s brokerage and trading practices;

•	the rate of the investment advisory fees that would be paid by the Series to VIA under the New Advisory Agreement. While the advisory fee of the Phoenix Small-Cap Value Series would be reduced to 0.90% from its current level of 1.05%, the advisory fees for the other Series would remain unchanged from the fees paid under the Current Agreements;

•	the expense limitations that VIA intends to implement with respect to the Series, which would reduce the operating expenses of the Series to levels that are generally the same as current expense limitations and generally below the median of total operating expenses of their peer groups;

•	the prior performance of the registered funds managed by VIA with substantially similar investment objectives, strategies and policies as the Series, which were considered satisfactory when compared to performance of their peer groups and relevant indexes;

•	the fact that VIA currently serves as advisor to a number of other retail funds with similar investment objectives and strategies as the Series, which could lead to economies of scale; and

•	the fact that VPD, as an affiliate of VIA, would provide administrative and distribution services to the Fund, which could lead to opportunities for increased efficiencies. The Board further noted that VPD, as a former affiliate of Phoenix, provides, or has provided, these services to the Fund.

In considering the expected profitability to VIA of its relationship with the Fund, the Board noted that the fees under the New Advisory Agreement would be paid at the same level as under the Current Agreements, or at a new lower level for Phoenix Small-Cap Value Series. In addition, the Board noted that VIA intended to implement expense limitations that would reduce the total net operating expenses of the Series to levels that are generally below the median of total operating expenses of their peer groups. For these reasons, the expected profitability to VIA of its relationship with the Fund was considered reasonable. Based on all the foregoing considerations, the Board concluded that the proposed New Advisory Agreement was favorable for shareholders because shareholders could benefit from management of the Fund’s assets by the investment advisory team of VIA.

Required Vote

Approval of the New Advisory Agreement for the Fund requires the affirmative vote of a majority of the outstanding voting securities of each Series, with each Series voting separately. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities (a “Majority Vote”). If the New Advisory Agreement is not approved by a Series’ shareholders, PVA would continue to serve as that Series’ investment advisor at the current fee levels, until the expiration of the Current Agreements, and the Board of Trustees would consider the options available to the Fund at that time.

PROPOSAL 3: APPROVAL OF THE SUBADVISORY
AGREEMENT WITH DPIM

(TO BE VOTED UPON ONLY BY SHAREHOLDERS OF
PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES)

Introduction

Under Proposal 3, shareholders of the Phoenix-Duff & Phelps Real Estate Securities Series are being asked to approve an investment subadvisory agreement between VIA and Duff & Phelps Investment Management Co. (“DPIM”), subject to the approval by shareholders of VIA as the investment advisor under Proposal 2 of this Proxy Statement. PVA has acted as investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series since August 1, 2007, and currently serves as such pursuant to an investment advisory agreement between PVA and the Series as of that date. DPIM was appointed as investment subadvisor to the Series by PVA on June 5, 2007, and currently serves as such pursuant to an investment subadvisory agreement between PVA and DPIM dated August 1, 2007, last approved by the shareholders of the Fund on ______. The Board, including a majority of the independent Trustees, last renewed the investment advisory agreement (the “Previous Advisory Agreement”) between PVA and the Series, and the investment subadvisory agreement (the “Previous Subadvisory Agreement”) between PVA and DPIM, at meetings held on November 16-17, 2009.

Subject to shareholder approval of Proposal 2 discussed above, VIA will become the new investment advisor to this Series pursuant to an investment advisory agreement between VIA and the Fund (the “New Advisory Agreement”). In connection with PVA’s termination as advisor to the Series, the Previous Subadvisory Agreement will also terminate according to its terms. In the role of advisor to the Series, VIA has the responsibility to recommend to the Board of Trustees of the Fund the hiring, termination and replacement of subadvisors. After analysis of the Series’ performance, VIA recommended to the Board of Trustees of the Fund that DPIM be appointed to continue as the subadvisor to the Series.

At a meeting of the Board of Trustees held on July 26, 2010, the Trustees (including the Independent Trustees) approved and recommended for shareholder approval an investment subadvisory agreement between VIA and DPIM with respect to the Series (the “Subadvisory Agreement”). If approved by the shareholders, the Subadvisory Agreement will go into effect on or about November 5, 2010. As discussed below, the Subadvisory Agreement is the same in all material respects to the Previous Subadvisory Agreement, except for the advisor, the computation of the subadvisory fee and the effective date and term of the Agreement. As with the Previous Subadvisory Agreement, the Series does not pay the subadvisory fee under the Subadvisory Agreement. If approved by the shareholders, the New Advisory Agreement between the Fund and VIA relating to the Series will go into effect on or about November 5, 2010, and the fees payable to VIA by the Series under the New Advisory Agreement will not change.

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect until December 31, 2008 and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Previous Subadvisory Agreement would be subject to termination by PVA or DPIM upon 60 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ Previous Advisory Agreement with PVA.

The Previous Subadvisory Agreement obligated DPIM to: (i) make investment decisions on behalf of the Series; (ii) place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by DPIM; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Series; and (iv) perform certain limited related administrative functions in connection therewith.

The Previous Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Previous Subadvisory Agreement on the part of DPIM, DPIM would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, PVA paid a subadvisory fee to DPIM, consisting of a monthly fee computed at 0.375% of the average daily net assets held by the Series. In computing the fee to be paid to DPIM, the net asset value of the Series would be calculated as set forth in the then current registration statement of the Series. For the fiscal year ended December 31, 2009, PVA paid DPIM $326,026 in subadvisory fees with respect to its management of the Series.

The New Subadvisory Agreement

The terms of the new Subadvisory Agreement and DPIM’s obligations thereunder are the same in all material respects as those of the Previous Subadvisory Agreement, except for the advisor, the computation of the subadvisory fee and the effective date and term. The Subadvisory Agreement provides that it will remain in effect until December 31, 2011, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The Subadvisory Agreement would be subject to termination by VIA or DPIM upon 60 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ New Advisory Agreement with VIA.

The Subadvisory Agreement would provide that DPIM shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from the Series; provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, a violation of the standard of care established by and applicable to the subadvisor in its actions under the Subadvisory Agreement or a breach of the subadvisor’s duty or of its obligations under the Subadvisory Agreement and except to the extent otherwise provided by law.

Subadvisory Fee

Under the Subadvisory Agreement, VIA will pay a subadvisory fee to DPIM consisting of a monthly fee computed at the rate of 50% of the gross advisory fee. Currently, the advisory fee would be 0.75%, as calculated based on the average daily net assets of the Series (i.e., DPIM would receive 0.375% of the average daily net assets). This is identical to the fee paid under the Previous Subadvisory Agreement, so there will be no change to the subadvisory fee under the Subadvisory Agreement. The fee paid under the Previous Subadvisory Agreement for the last fiscal year is identical to what would have been paid if the Subadvisory Agreement would have been in effect over that time period. The fee shall be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the subadvisor, the net asset value of the Series shall be calculated as set forth in the then current registration statement of the Series.

As with the Previous Subadvisory Agreement, the Series does not pay the subadvisory fee under the Subadvisory Agreement. If approved by the shareholders, the New Advisory Agreement between the Fund and VIA relating to the Series will go into effect on or about November 5, 2010, and the fees payable to VIA by the Series under the New Advisory Agreement will not change.

Basis for the Board’s Recommendation

The Board believes that the Series’ shareholders can benefit from continued management of the Series’ assets by DPIM, which has demonstrated consistent performance for its real estate investments. No material changes to the Series’ current principal investment strategies would occur if the Subadvisory Agreement is approved.

In evaluating, approving and recommending to the Series’ shareholders that they approve the Subadvisory Agreement, the Board of Trustees requested and evaluated information provided by VIA and DPIM which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with DPIM would be in the best interests of the Series and its shareholders. The Board considered all the criteria separately with respect to the Series and its shareholders. Prior to making its final decision for the Series, the Independent Trustees met privately with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve the proposal, the Trustees considered various factors, including:

1)     the nature, extent and quality of the services to be provided by DPIM. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by DPIM concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that DPIM would continue to provide portfolio management, compliance with the Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed biographical information for each portfolio manager of DPIM who would be providing services under the Subadvisory Agreement and noted the breadth and depth of experience presented with the team leaders having over 33 years of cumulative experience in the financial industry. In considering the approval of the Subadvisory Agreement, the Trustees considered DPIM’s investment management process, including (a) the experience, capability and integrity of DPIM’s management and other personnel committed by DPIM to the Series; (b) the quality and commitment of DPIM’s regulatory and legal compliance policies, procedures and systems; and (c) DPIM’s brokerage and trading practices;

2)     the rate of the investment subadvisory fee that would be paid by VIA (and not the Series) under the Subadvisory Agreement, and the advisory fee paid by the Series, both of which would be identical to the fees paid under the Previous Subadvisory Agreement and the Previous Advisory Agreement;

3)     the prior performance of the Series during the period it was managed by DPIM. While the Series underperformed the FTSE NAREIT Equity REITs Index for the one-year period, it outperformed the Index for the three-, five- and ten-year periods ended March 31, 2010; and

4)     the fact that, while DPIM is an affiliate of VIA, there are no other tangible benefits to VIA or DPIM in providing investment advisory services to the Series, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that managing the Series could enhance DPIM’s reputation in the marketplace, and, therefore, would enable DPIM to attract additional client relationships.

In considering the profitability to DPIM of its relationship with the Series, the Board noted that the fees under the Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under the New Advisory Agreement, and that the subadvisory fee would be paid at an identical level as under the Previous Subadvisory Agreement. For these reasons, the profitability to DPIM of its relationship with the Series was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in DPIM’s management of the Series to be a material factor in its consideration at this time. Based on all the foregoing reasons, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Series’ assets by the global real estate securities team at DPIM.

MORE INFORMATION ABOUT DPIM

Duff & Phelps Investment Management Co. is located at 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. DPIM is registered as an investment advisor under the Investment Advisers Act of 1940, and is a wholly-owned indirect subsidiary of Virtus. Founded in 1932, DPIM provides investment management and related services to institutional investors, corporations and individuals. As of June 30, 2010, DPIM had $6.5 billion of assets under management.

The following members of DPIM’s Global Real Estate Securities Team will continue to manage the Series under the Subadvisory Agreement:

•	Geoffrey P. Dybas, CFA, is senior vice president and the Head of DPIM’s Global Real Estate Securities Team. He is a senior portfolio manager and maintains senior analyst responsibilities for real estate securities. Prior to joining DPIM in 1995, Mr. Dybas served as a corporate banker for Bank One.

•	Frank J. Haggerty Jr., CFA, is a senior vice president and portfolio manager, and maintains senior analyst responsibilities for real estate securities. He joined DPIM in 2005. Prior to joining DPIM, Mr. Haggerty served as a REIT portfolio manager and senior analyst for ABN AMRO Asset Management.

The following persons serve as the principal executive officers and directors of DPIM:

The address for Mr. Partain is Duff & Phelps Investment Management Co., 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. The address for Mr. Angerthal and Mr. Aylward is Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103.

	Positions Held With	Principal Occupations During the
Name	DPIM	Last Five Years
Michael Angerthal	Director, Executive Vice President and Treasurer	Mr. Angerthal is Director, Executive Vice President and Treasurer of DPIM since 2009. He is also Chief Financial Officer of Virtus since 2008. Prior to joining Virtus, he was Chief Financial Officer of CBRE Realty Finance.

George Aylward	Director and Chairman	Mr. Aylward is a Director, President and Chief Executive Officer of Virtus. He joined the predecessor company to Virtus in 1996, and, since 2005, has held various senior officer and directorship positions with Virtus affiliates.
Nathan I. Partain, CFA	Director, President and Chief Investment Officer
Mr. Partain has been Director, President and Chief Investment Officer at DPIM since 2005. He is also Director, President and Chief Executive Officer, and Chief Investment Officer of DNP Select Income Fund Inc. since 2001. He is also President and Chief Investment Officer of Duff & Phelps Utility and Corporate Bond Trust Inc. and of DTF Tax-Free Income Inc. since February 2004.

DPIM serves as investment subadvisor to the following registered fund that has a similar investment objective to the Series:

Total Assets Under Management
Name	(as of 6/30/2010)	Subadvisory Fee
Virtus Real Estate Securities Fund	$913.2 million	50% of following net advisory fees: 0.75% of first $1 billion of average daily net assets, 0.70% of next $1 billion, and 0.65% over $2 billion.

The above named fund operates under an expense reimbursement arrangement since January 1, 2010, under which DPIM contributes its proportionate amount of the subadvisory fee for any amount of the advisory fee that is reimbursed by the advisor.

Required Vote

Approval of the Subadvisory Agreement with DPIM requires the affirmative vote of a majority of the outstanding voting securities of the Series. Under the 1940 Act, a majority of a Series’ outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Series’ outstanding shares are present in person or represented by proxy or (2) more than 50% of the Series outstanding voting securities. If the new Subadvisory Agreement is not approved by shareholders of the Series, the Board of Trustees will consider the options available to the Series that would be in the best interests of shareholders.

PROPOSAL 4: APPROVAL OF THE SUBADVISORY
AGREEMENT WITH KAYNE

(TO BE VOTED UPON ONLY BY SHAREHOLDERS OF
PHOENIX SMALL-CAP GROWTH SERIES AND
PHOENIX SMALL-CAP VALUE SERIES SEPARATELY)

Introduction

Under Proposal 4, shareholders of the Phoenix Small-Cap Growth Series and Phoenix Small-Cap Value Series are being asked to approve an investment subadvisory agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), subject to the approval by shareholders of VIA as the investment advisor under Proposal 2 of this Proxy Statement. PVA has acted as investment advisor to both Phoenix Small-Cap Growth Series and Phoenix Small-Cap Value Series as of August 1, 2007, and currently serves as such pursuant to investment advisory agreements between PVA and the Series dated September 15, 2008 and May 1, 2009, respectively. Neuberger Berman Management LLC (“Neuberger”) was appointed as investment subadvisor to the Phoenix Small-Cap Growth Series by PVA pursuant to a subadvisory agreement as of May 1, 2009, between PVA and Neuberger. Westwood Management Corp. (“Westwood”) was appointed as investment subadvisor to the Phoenix Small-Cap Value Series by PVA pursuant to a subadvisory agreement as of May 1, 2009, between PVA and Westwood. Neuberger and Westwood were appointed under PVA’s manager-of-managers exemptive order, which did not require shareholder approval. The Board, including a majority of the independent Trustees, last renewed the investment advisory agreement (the “Previous Advisory Agreement”) between PVA and the Series at meetings held on November 16-17, 2009, while the investment subadvisory agreement (the “Neuberger Subadvisory Agreement”) between PVA and Neuberger and the investment subadvisory agreement between PVA and Westwood (the “Westwood Subadvisory Agreement”) have not yet been considered for renewal.

Subject to shareholder approval of Proposal 2 discussed above, VIA will become the new investment advisor to both Series pursuant to an investment advisory agreement between VIA and the Fund (the “New Advisory Agreement”). In connection with PVA’s termination as advisor to the Series, the Neuberger Subadvisory Agreement and the Westwood Subadvisory Agreement will also terminate according to their terms. In the role of advisor to the Series, VIA has the responsibility to recommend to the Board of Trustees of the Fund the hiring, termination and replacement of subadvisors. After analysis of the Series’ performance, VIA recommended to the Board of Trustees that Kayne, which has a stronger performance history in its management of small cap investments, be appointed as the new subadvisor to each Series.

At a meeting of the Board of Trustees held on July 26, 2010, the Trustees (including the Independent Trustees) approved and recommended for shareholder approval an investment subadvisory agreement between VIA and Kayne with respect to the Series (the “Subadvisory Agreement”). If approved by the shareholders, the Subadvisory Agreement will go into effect on or about November 5, 2010. As discussed below, the Subadvisory Agreement is the same in all material respects to the Neuberger Subadvisory Agreement and the Westwood Subadvisory Agreement, except for the parties thereto, the computation of the subadvisory fee and the effective date and term of each Agreement. As with the Neuberger Subadvisory Agreement and the Westwood Subadvisory Agreement, the Series do not pay the subadvisory fee under the Subadvisory

Agreement. If approved by the shareholders, the New Advisory Agreement between the Fund and VIA relating to the Series will go into effect on or about November 5, 2010. The fees payable to VIA by the Series under the New Advisory Agreement will not change for Small-Cap Growth Series, while the advisory fee payable by Small-Cap Value Series will be reduced to 0.90% of the Series’ average daily net assets. The Subadvisory Agreement must be separately approved by shareholders of each Series.

The Neuberger Subadvisory Agreement

The Neuberger Subadvisory Agreement provided that it would remain in effect until December 31, 2010 and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Neuberger Subadvisory Agreement would be subject to termination by PVA or Neuberger upon 60 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ Previous Advisory Agreement with PVA.

The Neuberger Subadvisory Agreement obligated Neuberger to: (i) make investment decisions on behalf of the Series; (ii) place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by Neuberger; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Series; and (iv) perform certain limited related administrative functions in connection therewith.

The Neuberger Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Neuberger Subadvisory Agreement on the part of Neuberger, Neuberger would not be liable for any act or omission in the course of, or connected with, rendering services under the Neuberger Subadvisory Agreement.

Under the Neuberger Subadvisory Agreement, PVA paid a subadvisory fee to Neuberger, consisting of a monthly fee computed at 0.55% on the first $300 million and 0.40% over $300 million of the average daily net assets held by the Series. In computing the fee to be paid to Neuberger, the net asset value of the Series would be calculated as set forth in the then current registration statement of the Series. For the fiscal year ended December 31, 2009, PVA paid Neuberger $131,381 in subadvisory fees with respect to its management of the Small-Cap Growth Series.

The Westwood Subadvisory Agreement

The Westwood Subadvisory Agreement provided that it would remain in effect until December 31, 2010 and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Westwood Subadvisory Agreement would be subject to termination by PVA or Westwood upon 60 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ Previous Advisory Agreement with PVA.

The Westwood Subadvisory Agreement obligated Westwood to: (i) make investment decisions on behalf of the Series; (ii) place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by Westwood; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Series; and (iv) perform certain limited related administrative functions in connection therewith.

The Westwood Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Westwood Subadvisory Agreement on the part of Westwood, Westwood would not be liable for any act or omission in the course of, or connected with, rendering services under the Westwood Subadvisory Agreement.

Under the Westwood Subadvisory Agreement, PVA paid a subadvisory fee to Westwood, consisting of a monthly fee computed at 0.70% on the first $50 million and 0.62% over $50 million of the average daily net assets held by the Series. In computing the fee to be paid to Westwood, the net asset value of the Series would be calculated as set forth in the then current registration statement of the Series. For the fiscal year ended December 31, 2009, PVA paid Westwood $247,201 in subadvisory fees with respect to its management of the Small-Cap Value Series.

The New Subadvisory Agreement

The terms of the new Subadvisory Agreement and Kayne’s obligations thereunder are the same in all material respects as those of the Neuberger Subadvisory Agreement and the Westwood Subadvisory Agreement, except for the parties, the computation of the subadvisory fee and the effective date and term. The Subadvisory Agreement provides that it will remain in effect until December 31, 2011, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The Subadvisory Agreement would be subject to termination by VIA or Kayne upon 60 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ New Advisory Agreement with VIA.

The Subadvisory Agreement would provide that Kayne shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from the Series; provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, a violation of the standard of care established by and applicable to the subadvisor in its actions under the Subadvisory Agreement or a breach of the subadvisor’s duty or of its obligations under the Subadvisory Agreement and except to the extent otherwise provided by law.

Subadvisory Fees

Under the Subadvisory Agreement, VIA will pay a subadvisory fee to Kayne consisting of a monthly fee computed at the rate of 50% of the gross advisory fee paid by the Series. Currently, the gross advisory fee for the Small-Cap Growth Series would be 0.85%, as calculated based on the average daily net assets of the Series (i.e., Kayne would receive 0.425% of the average daily net assets), while the gross advisory fee for the Small-Cap Value Series would be 0.90% under the New Advisory Agreement between the Series and VIA, as calculated based on the average daily net assets of the Series (i.e., Kayne would receive 0.45% of the average daily net assets). Under the Subadvisory Agreement, the subadvisory fees are lower than what was paid under the Neuberger Subadvisory Agreement and the Westwood Subadvisory Agreement, so there would be a reduction in the subadvisory fee under the Subadvisory Agreement as a result of the proposed change of subadvisors. The following tables show the actual aggregate subadvisory fees paid to the subadvisors by PVA on behalf of the Phoenix Small-Cap Growth Series and Phoenix Small-Cap Value Series for the fiscal year ended December 31, 2009 under the Neuberger Subadvisory Agreement and the Westwood Subadvisory Agreement, respectively, and what the aggregate subadvisory fees would have been if the subadvisory fees under the Subadvisory Agreement had been in effect with respect to the Series:

Phoenix Small-Cap Growth Series
Actual Aggregate Subadvisory Fee paid under the Neuberger Agreement for Fiscal Year Ended December 31, 2009	Pro Forma Aggregate Subadvisory Fee paid under the Subadvisory Agreement for Fiscal Year Ended December 31, 2009	% Difference Between Actual and Pro Forma Aggregate Advisory Fees
$ 131,381	$ 101,522	- 23%

Phoenix Small-Cap Value Series
Actual Aggregate Subadvisory Fee paid under the Westwood Agreement for Fiscal Year Ended December 31, 2009	Pro Forma Aggregate Subadvisory Fee paid under the Subadvisory Agreement for Fiscal Year Ended December 31, 2009	% Difference Between Actual and Pro Forma Aggregate Advisory Fees
$ 247,201	$ 158,915	- 36%

The fees will be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the subadvisor, the net asset value of each Series shall be calculated as set forth in the then current registration statement of the Series.

As with the Neuberger Subadvisory Agreement and the Westwood Subadvisory Agreement, the Series do not pay the subadvisory fee under the Subadvisory Agreement. If approved by the shareholders, the New Advisory Agreement between the Fund and VIA relating to the Series will go into effect on or about November 5, 2010. The fees payable to VIA by the Series under the New Advisory Agreement will not change for Small-Cap Growth Series, while the advisory fee payable by Small-Cap Value Series will be reduced to 0.90% of the average daily net assets.

Basis for the Board’s Recommendation

The Board believes that the Series’ shareholders can benefit from management of the Series’ assets by Kayne, which has demonstrated favorable performance for its small cap investments. The Series would be managed according to Kayne’s proprietary model based on fundamental investment analysis, with its focus on more limited number of investments in each Series’ portfolio.

In evaluating, approving and recommending to each Series’ shareholders that they approve the Subadvisory Agreement, the Board of Trustees requested and evaluated information provided by VIA and Kayne which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with Kayne would be in the best interests of the Series and their shareholders. The Board considered all the criteria separately with respect to each Series and its shareholders. Prior to making its final decision for each Series, the Independent Trustees met privately with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve the proposal, the Trustees considered various factors, including:

1)     the nature, extent and quality of the services to be provided by Kayne. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by Kayne concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that Kayne would provide portfolio management, compliance with the Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed biographical information for each portfolio manager of Kayne who would be providing services under the Subadvisory Agreement and noted the breadth and depth of experience presented with the team leaders having 85 years of cumulative experience in the financial industry. In considering the approval of the Subadvisory Agreement, therefore, the Trustees considered Kayne’s investment management process, including (a) the experience, capability and integrity of Kayne’s management and other personnel committed by Kayne to the Series; (b) the quality and commitment of Kayne’s regulatory and legal compliance policies, procedures and systems; and (c) Kayne’s brokerage and trading practices;

2)     the rate of the investment subadvisory fee that would be paid by VIA (and not the Series) under the Subadvisory Agreement, and the advisory fee paid by the Series. The Trustees noted that the subadvisory fees paid under the Subadvisory Agreement would be lower than the fees paid under the Neuberger Subadvisory Agreement and the Westwood Subadvisory Agreement, and the advisory fees paid by the Small-Cap Value Series would be lower under the New Advisory Agreement would be lower than under the Previous Advisory Agreement;

3)     the prior performance of Small Cap Growth composite of funds managed by Kayne with substantially similar investment objectives, strategies and policies as the Phoenix Small-Cap Growth Series, which composite outperformed the Series over the one- and three-year periods and slightly underperformed the Series over the five-year period ended March 31, 2010. While the performance of the composite underperformed the Russell 2000 Growth Index for the one- and five-year periods, it outperformed the Index for the three- and ten-year periods;

4)     the prior performance of Small Cap Value composite of funds managed by Kayne with substantially similar investment objectives, strategies and policies as the Phoenix Small-Cap Value Series, which composite outperformed the Series over the one-, three- and five-year periods ended March 31, 2010. While the performance of the composite underperformed the Russell 2000 Value Index for the one-year period, it outperformed the Index for the three-, five- and ten-year periods; and

5)     the fact that, while Kayne is an affiliate of VIA, there are no other tangible benefits to VIA or Kayne in providing investment advisory services to the Series, other than the fees to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that managing the Series could enhance Kayne’s reputation in the marketplace, and, therefore, would enable Kayne to attract additional client relationships.

In considering the profitability to Kayne of its relationship with the Series, the Board noted that the fees under the Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under the Advisory Agreement, and that the subadvisory fees would be paid at levels that were generally lower than those under the Neuberger Subadvisory Agreement and Westwood Subadvisory Agreement. For these reasons, the profitability to Kayne of its relationship with the Series was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in Kayne’s management of the Series to be a material factor in its consideration at this time. Based on all the foregoing reasons, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of each Series’ assets by the small cap investment team at Kayne.

MORE INFORMATION ABOUT KAYNE

Kayne Anderson Rudnick Investment Management, LLC is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne is registered as an investment advisor under the Investment Advisers Act of 1940, and is a wholly-owned indirect subsidiary of Virtus. Founded in 1984, Kayne provides investment management and advisory services to various institutional and retail accounts. As of June 30, 2010, Kayne had $4 billion of assets under management, including approximately $2.5 billion in small cap assets.

The team leaders for the Small-Cap Value strategy are Robert Schwarzkopf, CFA, Chief Investment Officer and Portfolio Manager, Craig Stone, Portfolio Manager and Senior Research Analyst, and Julie Kutasov, Portfolio Manager and Senior Research Analyst.

The team leaders for the Small-Cap Growth strategy are Robert Schwarzkopf, CFA, Chief Investment Officer and Portfolio Manager, Todd Beiley, CFA, Portfolio Manager and Senior Research Analyst, and Jon Christensen, CFA, Portfolio Manager and Senior Research Analyst.

The following members of Kayne’s Small-Cap Investment Team will manage the Series under the Subadvisory Agreement:

•	Robert A. Schwarzkopf, CFA, is Chief Investment Officer, a Portfolio Manager for the Small Cap Quality Value and Small Cap Sustainable Growth strategies, and a member of the Executive Management Committee. He has approximately 29 years of equity research experience. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and Portfolio Manager for Pilgrim Regional Bankshares. He earned a B.S. and an M.S. in Mathematics from the University of Miami. Mr. Schwarzkopf is a Chartered Financial Analyst charterholder and a member of the CFA Society of Los Angeles, Inc.

•	Julie Kutasov is a Portfolio Manager for the Small Cap Quality Value strategy and a Senior Research Analyst with primary research responsibilities for the small and mid-capitalization producer-durables and financials sectors. Before joining Kayne in 2001, she worked at Goldman Sachs in a program focused on investment management for high-net worth individuals and at Arthur Andersen as a Senior Associate leading teams that provided financial-audit and business-advisory services to a variety of clients in service-related industries. Ms. Kutasov holds a Certified Public Accountant license (currently inactive) in the state of California. She has approximately nine years of equity research experience. Ms. Kutasov earned a B.A. in Business Economics from the University of California, Los Angeles, where she graduated summa cum laude, and an M.B.A. from Harvard Business School.

•	Craig Stone is a Portfolio Manager for the Small Cap Quality Value strategy and a Senior Research Analyst with primary research responsibilities for the small and mid-capitalization producer-durables and energy sectors. He has approximately 21 years of equity research experience. Before joining Kayne in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management. He earned a B.S. in International Business from San Francisco State University and an M.B.A. from the University of Southern California.

•	Todd Beiley, CFA, is a Portfolio Manager for the Small Cap Sustainable Growth strategy and a Senior Research Analyst with primary research responsibilities for the small and mid-capitalization health-care sector. Before joining Kayne in 2002, he worked as an Associate Analyst in equity research at Prudential Securities and before that was an Equity Research Associate at RNC Capital Management. He has over 11 years of equity research experience. Mr. Beiley earned a B.S. in Finance from Northern Arizona University and an M.B.A. from the University of Southern California. Mr. Beiley is a Chartered Financial Analyst charterholder.

•	Jon K. Christensen, CFA, is a Portfolio Manager for the Small Cap Sustainable Growth strategy and a Senior Research Analyst with primary research responsibilities for the small and mid-capitalization consumer sectors. Before joining Kayne in 2001, Mr. Christensen was a Portfolio Manager and Senior Research Analyst for Doheny Asset Management and has approximately 15 years of equity research experience. He earned a B.S. in Mathematics/Applied Science from the University of California, Los Angeles, and an M.B.A. from the California State University, Long Beach. Mr. Christensen is a Chartered Financial Analyst charterholder.

Kayne is managed by a management committee. The address for all executive officers and management committee members other than Mr. Aylward and Mr. Angerthal is Kayne Anderson Rudnick Investment Management, LLC, 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. The address for Mr. Aylward and Mr. Angerthal is Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103. The following persons serve as the executive officers and management committee of Kayne:

Name	Positions Held With Kayne	Principal Occupations During the Last Five Years

George Aylward	Executive Vice President and a member of the Executive Management Committee	Mr. Aylward is a Director, President and Chief Executive Officer of Virtus. He joined the predecessor company to Virtus in 1996, and, since 2005, has held various senior officer and directorship positions with Virtus affiliates.

Stephen A. Rigali, CFA	Executive Vice President and a member of the Executive Management Committee	Before joining Kayne in 1991, Mr. Rigali was a Vice President at Shearson Lehman Brothers. He has approximately 28 years of experience in the investment management industry.

Robert A. Schwarzkopf, CFA	Chief Investment Officer, Portfolio Manager, and a member of the Executive Management Committee	Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and Portfolio Manager for Pilgrim Regional Bankshares. He has approximately 27 years of equity research experience.

Jeannine G. Vanian	Chief Operating Officer and a member of the Executive Management Committee	Ms. Vanian has approximately 22 years of experience in the investment management industry, including 20 years with Kayne.

Michael A. Angerthal	Senior Vice President and Chief Financial Officer	Prior to joining Virtus in 2008, Mr. Angerthal was Chief Financial Officer of CBRE Realty Finance.

Kayne serves as investment subadvisor to the following registered funds that have similar investment objectives to the Series:

Name	Total Assets Under Management (as of 6/30/2010)	Subadvisory Fee

Virtus Quality Small-Cap Fund	$204.2 million	50% of net advisory fee of 0.70% of average daily net assets

Virtus Small-Cap Core Fund	$114.5 million	50% of net advisory fee of 0.75% of average daily net assets

Virtus Small-Cap Sustainable Growth Fund	$59.4 million	50% of following net advisory fees: 0.90% of first $400 million of average daily net assets, 0.85% of next $600 million, and 0.80% over $1 billion

The above named funds operate under an expense reimbursement arrangement since January 1, 2010, under which Kayne contributes its proportionate amount of the subadvisory fee for any amounts of the advisory fees that are reimbursed by the advisor.

Required Vote

Approval of the Subadvisory Agreement with Kayne requires the affirmative vote of a majority of the outstanding voting securities of each Series with shareholders of the Series voting separately. Under the 1940 Act, a majority of a Series’ outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Series’ outstanding shares are present in person or represented by proxy or (2) more than 50% of the Series’ outstanding voting securities. If the new Subadvisory Agreement is not approved by shareholders of either Series, the Board of Trustees will consider the options available to that Series that are in the best interests of shareholders.

PROPOSAL 5: APPROVAL OF THE SUBADVISORY
AGREEMENT WITH SCM ADVISORS LLC

(TO BE VOTED UPON ONLY BY SHAREHOLDERS OF
PHOENIX CAPITAL GROWTH SERIES)

Introduction

Under Proposal 5, shareholders of the Phoenix Capital Growth Series are being asked to approve an investment subadvisory agreement between VIA and SCM Advisors LLC (“SCM”), subject to the approval by shareholders of VIA as the investment advisor under Proposal 2 of this Proxy Statement. PVA has acted as investment advisor to the Phoenix Capital Growth Series since August 1, 2007, and currently serves as such pursuant to an investment advisory agreement between PVA and the Series dated September 15, 2008. Neuberger Berman Management LLC (“Neuberger”) was appointed as investment subadvisor to the Series by PVA under its manager-of-managers exemptive order, which did not require shareholder approval, pursuant to a subadvisory agreement as of May 1, 2009, between PVA and Neuberger. The Board, including a majority of the independent Trustees, last renewed the investment advisory agreement (the “Previous Advisory Agreement”) between PVA and the Series at meetings held on November 16-17, 2009, while the investment subadvisory agreement between PVA and Neuberger (the “Previous Subadvisory Agreement”) has not yet been considered for renewal.

Subject to shareholder approval of Proposal 2 discussed above, VIA will become the new investment advisor to this Series pursuant to an investment advisory agreement between VIA and the Fund (the “New Advisory Agreement”). In connection with PVA’s termination as advisor to the Series, the Previous Subadvisory Agreement will also terminate according to its terms. In the role of advisor to the Series, VIA has the responsibility to recommend to the Board of Trustees of the Fund the hiring, termination and replacement of subadvisors. After analysis of the Series’ performance, VIA recommended to the Board of Trustees of the Fund that SCM, which has a stronger performance history in its management of large cap growth investments, be appointed as the new subadvisor to the Series.

At a meeting of the Board of Trustees held on July 26, 2010, the Trustees (including the Independent Trustees) approved and recommended for shareholder approval an investment subadvisory agreement between VIA and SCM with respect to the Series (the “Subadvisory Agreement”). If approved by the shareholders, the Subadvisory Agreement will go into effect on or about November 5, 2010. As discussed below, the Subadvisory Agreement is the same in all material respects to the Previous Subadvisory Agreement, except for the parties thereto, the computation of the subadvisory fee and the effective date and term of the Agreement. As with the Previous Subadvisory Agreement, the Series does not pay the subadvisory fee under the Subadvisory Agreement. If approved by the shareholders, the New Advisory Agreement between the Fund and VIA relating to the Series will go into effect on or about November 5, 2010, and the fees payable to VIA by the Series under the New Advisory Agreement will not change.

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect until December 31, 2010 and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Previous Subadvisory Agreement would be subject to termination by PVA or Neuberger upon 60 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ Previous Advisory Agreement with PVA.

The Previous Subadvisory Agreement obligated Neuberger to: (i) make investment decisions on behalf of the Series; (ii) place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by Neuberger; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Series; and (iv) perform certain limited related administrative functions in connection therewith.

The Previous Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Previous Subadvisory Agreement on the part of Neuberger, Neuberger would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, PVA paid a subadvisory fee to Neuberger, consisting of a monthly fee computed at 0.35% on the first $250 million and 0.325% over $250 million of the average daily net assets held by the Series. In computing the fee to be paid to Neuberger, the net asset value of the Series would be calculated as set forth in the then current registration statement of the Series. For the fiscal year ended December 31, 2009, PVA paid Neuberger $732,788 in subadvisory fees with respect to its management of the Series.

The New Subadvisory Agreement

The terms of the new Subadvisory Agreement and SCM’s obligations thereunder are the same in all material respects as those of the Previous Subadvisory Agreement, except for the parties, the computation of the subadvisory fee and the effective date and term. The Subadvisory Agreement provides that it will remain in effect until December 31, 2011, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The Subadvisory Agreement would be subject to termination by VIA or SCM upon 60 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ New Advisory Agreement with VIA.

The Subadvisory Agreement would provide that SCM shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from the Series; provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, a violation of the standard of care established by and applicable to the subadvisor in its actions under the Subadvisory Agreement or a breach of the subadvisor’s duty or of its obligations under the Subadvisory Agreement and except to the extent otherwise provided by law.

Subadvisory Fee

Under the Subadvisory Agreement, VIA will pay a subadvisory fee to SCM consisting of a monthly fee computed at the rate of 50% of the gross advisory fee. Currently, the gross advisory fee would be 0.70%, as calculated based on the average daily net assets of the Series (i.e., SCM would receive 0.35% of the average daily net assets). This is identical to the fee under the Previous Subadvisory Agreement, so there would be no change to either the advisory or subadvisory fee under the Subadvisory Agreement as a result of the proposed change of subadvisor. The fees paid under the Previous Subadvisory Agreement for the last fiscal year are identical to what would have been paid if the Subadvisory Agreement would have been in effect over that time period. The fees shall be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the subadvisor, the net asset value of the Series shall be calculated as set forth in the then current registration statement of the Series.

As with the Previous Subadvisory Agreement, the Series does not pay the subadvisory fee under the Subadvisory Agreement. If approved by the shareholders, the New Advisory Agreement between the Fund and VIA relating to the Series will go into effect on or about November 5, 2010, and the fees payable to VIA by the Series under the New Advisory Agreement will not change.

Basis for the Board’s Recommendation

The Board believes that the Series’ shareholders can benefit from management of the Series’ assets by the SCM, which has demonstrated favorable performance for its large cap investments. No material changes to the Series’ current principal investment strategies would occur if the Subadvisory Agreement is approved.

In evaluating, approving and recommending to the Series’ shareholders that they approve the Subadvisory Agreement, the Board of Trustees requested and evaluated information provided by VIA and SCM which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with SCM would be in the best interests of the Series and its shareholders. The Board considered all the criteria separately with respect to the Series and its shareholders. Prior to making its final decision for the Series, the Independent Trustees met privately with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve the proposal, the Trustees considered various factors, including:

1)     the nature, extent and quality of the services to be provided by SCM. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by SCM concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that SCM would provide portfolio management, compliance with the Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed biographical information for each portfolio manager of SCM who would be providing services under the Subadvisory Agreement and noted the breadth and depth of experience presented with the team leaders having over 38 years of cumulative experience in the financial industry. In considering the approval of the Subadvisory Agreement, therefore, the Trustees considered SCM’s investment management process, including (a) the experience, capability and integrity of SCM’s management and other personnel committed by SCM to the Series; (b) the quality and commitment of SCM’s regulatory and legal compliance policies, procedures and systems; and (c) SCM’s brokerage and trading practices;

2)     the rate of the investment subadvisory fee that would be paid by VIA (and not the Series) under the Subadvisory Agreement, and the advisory fee paid by the Series, both of which would be identical to the fees paid under the Previous Subadvisory Agreement and the Previous Advisory Agreement;

3)     the prior performance of a composite of funds managed by SCM with substantially similar investment objectives, strategies and policies as the Series, which composite outperformed the Series over the one-, three- and ten-year periods ended March 31, 2010, although it underperformed the Series slightly for the five-year period and underperformed the Russell 1000 Growth index for those same periods; and

4)     the fact that, while SCM is an affiliate of VIA, there are no other tangible benefits to VIA or SCM in providing investment advisory services to the Series, other than the fees to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that managing the Series could enhance SCM’s reputation in the marketplace, and, therefore, would enable SCM to attract additional client relationships.

In considering the profitability to SCM of its relationship with the Series, the Board noted that the fees under the Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under the New Advisory Agreement, and that the subadvisory fees would be paid at an identical level as under the Previous Subadvisory Agreement. For these reasons, the profitability to SCM of its relationship with the Series was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in SCM’s management of the Series to be a material factor in its consideration at this time. Based on all the foregoing reasons, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Series’ assets by the growth investment team at SCM.

MORE INFORMATION ABOUT SCM

SCM Advisors, LLC is located at 909 Montgomery Street, San Francisco, California 94133. SCM is registered as an investment advisor under the Investment Advisers Act of 1940, and is a wholly-owned indirect subsidiary of Virtus. Founded in 1989, SCM provides investment management and advisory services to public, corporate, defined benefit and defined contribution plans, as well as various institutional and sub-advised accounts. As of June 30, 2010, SCM had $3.5 billion of assets under management, including approximately $420 million in large cap assets.

The following members of SCM’s Large Cap Investment Team will manage the Series under the Subadvisory Agreement:

•	Douglas Couden, CFA, is a senior portfolio manager and director of equity at SCM. Mr. Couden joined SCM in 1996, and has 16 years investment industry experience. He is a member of the SCM’s executive committee.

•	Traci T. Tsuchiguchi, is a senior equity analysts at SCM. Ms. Tsuchiguchi joined SCM in 2003, and has 12 years investment industry experience. Previous positions include research analyst, and institutional equity sales and trading at Prudential Securities.

•	Andrew K. Hicks, is an equity analyst and trader at SCM. Mr. Hicks joined SCM in 2007, and has 10 years investment industry experience. Previous positions include institutional and wrap accounts trader at Wentworth, Hauser and Violich, and as analyst and research assistant at Salomon Smith Barney.

SCM is managed by an executive committee. The address for all executive officers and executive committee members other than Mr. Aylward and Mr. Angerthal is SCM Advisors, LLC, 909 Montgomery Street, San Francisco, California 94133. The address for Mr. Aylward and Mr. Angerthal is Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103. The following persons serve as the executive officers and executive committee of SCM:

Name	Positions Held With SCM	Principal Occupations During the Last Five Years

George Aylward	Executive Vice President	Mr. Aylward is a Director, President and Chief Executive Officer of Virtus. He joined the predecessor company to Virtus in 1996, and, since 2005, has held various senior officer and directorship positions with Virtus affiliates.

Michael A. Angerthal	Senior Vice President and Chief Financial Officer	Prior to joining Virtus in 2008, Mr. Angerthal was Chief Financial Officer of CBRE Realty Finance.

Robert L. Bishop, CFA	Fixed Income Chief Investment Officer and Portfolio Manager, and Executive Committee Member	Mr. Bishop joined SCM in 2002.

Maxwell E. Bublitz, CFA	Chief Strategist and Portfolio Manager, and Executive Committee Member	Mr. Bublitz joined SCM in 2005. Prior to joining SCM, he was President and CEO of Conseco Capital Management.

Douglas S. Couden, CFA	Director of Equity and Senior Portfolio Manager, and Executive Committee Member	Mr. Couden joined SCM in 1996.

Dianne M. Spirandelli, CFA	Senior Portfolio Advisor and Executive Committee Member	Ms. Spirandelli joined SCM in 1997.

SCM serves as investment subadvisor to the following registered fund that has a similar investment objective to the Series:

Name	Total Assets Under Management (as of 6/30/2010)	Subadvisory Fee
Virtus Strategic Growth Fund	$362.2 million	50% of following gross advisory fees: 0.70% of first $1 billion of average daily net assets, 0.65% of next $1 billion, and 0.60% over $2 billion.

SCM has not waived or reduced its fees under the applicable contract for the above named fund.

Required Vote

Approval of the Subadvisory Agreement with SCM requires the affirmative vote of a majority of the outstanding voting securities of the Series. Under the 1940 Act, a majority of a Series’ outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Series’ outstanding shares are present in person or represented by proxy or (2) more than 50% of the Series outstanding voting securities. If the new Subadvisory Agreement is not approved by shareholders of the Series, the Board of Trustees will consider the options available to the Series that would be in the best interests of shareholders.

PROPOSAL 6: TO APPROVE A DISTRIBUTION AND SHAREHOLDER SERVICING PLAN UNDER RULE 12B-1

(TO BE VOTED UPON BY SHAREHOLDERS OF ALL SERIES)

At a meeting of the Board held on July 26, 2010, all of the Trustees present, including a majority of the Independent Trustees, voted to approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) for the Series, and to recommend that shareholders of each Series of the Fund approve the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, shares of each Series will be subject to an ongoing distribution and shareholder servicing fee at an annual rate of 0.25% of its average daily net assets. This fee will be paid by the Fund to compensate VPD, as the principal underwriter and distributor of the Fund’s shares, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the Fund. A service fee of 0.10% that is currently paid by each Series under the sub-transfer agency agreement is expected to be eliminated if the new distribution and shareholder servicing fee is implemented. In addition, under the expense limitation agreement between the Fund and VIA, the Series’ total annual operating expenses, after expense reimbursements, are not expected to increase as a result of the new distribution and shareholder servicing fee.

At the Meeting, shareholders of each Series will be asked to approve the Rule 12b-1 Plan for such Series.

Background

The Fund is registered with the SEC as an open-end, diversified management investment company with 17 series. Subject to shareholder approval of Proposal 2 of this Proxy Statement, VIA will become the new investment advisor to the Fund pursuant to an investment advisory agreement between VIA and the Fund. In connection with the appointment of VIA as advisor, the Board has also approved a new distribution agreement with VPD (the “Distribution Agreement”) under which VPD will serve as the exclusive distributor of the Fund’s shares. The address of VP Distributors, Inc. (the “Distributor” or “VPD”), an affiliate of VIA, is 100 Pearl Street, Hartford, Connecticut 06103.

Rule 12b-1 under the 1940 Act prohibits a mutual fund from engaging directly or indirectly in financing any activity which is primarily intended to result in the sale of the mutual fund’s shares unless the mutual fund does so in accordance with the terms and conditions set forth in the Rule. Rule 12b-1 requires any mutual fund bearing distribution expenses to adopt a written plan. A Rule 12b-1 plan must initially be approved by the board of directors of a mutual fund, including a majority of the directors who are not “interested persons” of the mutual fund and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan must also be approved by the affirmative vote of a majority of outstanding voting securities if it is adopted after any public offering of the mutual fund’s voting securities.

Basis for the Board’s Recommendation

In evaluating, approving, and recommending to the Fund’s shareholders that they approve the Rule 12b-1 Plan, the Board of Trustees requested and evaluated information provided by VIA and the Distributor which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether approving the Rule 12b-1 Plan would be in the best interests of the Fund and the Series’ shareholders. The Board considered all the criteria separately with respect to the Fund and the shareholders. Prior to making its final decision, the Independent Trustees met with their independent counsel to discuss the information provided.

The Trustees considered that the current size of each Series was relatively small, and that they could benefit from increased asset levels. In the competitive variable annuity and life insurance industry, the Fund must provide certain compensation to brokers and other parties in order for the Fund’s shares to be sold. The Trustees noted that higher asset levels could help the Series achieve economies of scale, including reaching breakpoints under the advisory agreement. The Trustees also noted that the proposed elimination of the 0.10% service fee paid under the sub-transfer agency agreement would partially offset the 12b-1 fees to be paid by shareholders of the Fund. Furthermore, under the expense limitation agreement between the Fund and VIA, the Series’ total annual operating expenses, after expense reimbursements, are not expected to increase as a result of the new fee under the Rule 12b-1 Plan.

In addition, the Trustees considered, among other things:

1.	the fact that the Rule 12b-1 Plan would require that the Trustees be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made; and

2.	the fact that the adoption of the Rule 12b-1 Plan would make expenditures intended to promote distribution of the Fund’s shares more transparent to the shareholders.

After consideration of the factors noted above, together with other factors and information considered to be relevant, while recognizing that there can be no assurance that the expected benefits would be recognized, the Trustees concluded that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and the shareholders. Consequently, they approved the Rule 12b-1 Plan and directed that the Plan be submitted to shareholders of the Fund for approval.

Summary of the Rule 12b-1 Plan

A copy of the proposed Rule 12b-1 Plan is attached to this Proxy Statement as Exhibit C. The following description of the Rule 12b-1 Plan is only a summary. You should refer to Exhibit C for the complete Rule 12b-1 Plan.

Pursuant to the Rule 12b-1 Plan, the Fund will compensate the Distributor under the Distribution Agreement from assets attributable to the Fund’s shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Fund shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Fund’s shares.

The Rule 12b-1 Plan provides that the Fund, on behalf of the Series, may pay annually up to 0.25% of the average daily net assets of the Series’ shares in respect to activities primarily intended to result in the sale of Fund shares. Under the terms of the Rule 12b-1 Plan and the related Distribution Agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Virtus and its affiliates) providing distribution and shareholder servicing with respect to Fund shares for such entities’ fees or expenses incurred or paid in that regard.

The Rule 12b-1 Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Fund with respect to shares of the Series regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Plan and in connection with their annual consideration of the Rule 12b-1 Plan’s renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto, and shareholder reports, other than those sent to current shareholders; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to Fund shares; (c) holding seminars and sales meetings designed to promote the distribution of shares of the Fund; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund and its Series, including the performance of the Series; (e) training sales personnel regarding the shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the Fund.

The Rule 12b-1 plan provides that any person authorized to direct the disposition of monies paid or payable by the shares of the Fund pursuant to the Plan or any related agreement must provide to the Trustees, and the Trustees must review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Rule 12b-1 Plan and any Rule 12b-1 related agreement that is entered into by the Fund or the Distributor of the shares in connection with the Rule 12b-1 Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Fund’s Board, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Rule 12b-1 Plan and any Rule 12b-1 related agreement may be terminated as to a Series at any time, without penalty, by vote of a majority of the outstanding shares of the Series or by vote of a majority of the Independent Trustees. The Rule 12b-1 Plan also provides that it may not be amended to increase the fee over 0.25% of average daily net assets annually that may be spent for distribution of shares of the Series without the approval of shareholders of the Series.

The Fund’s Distribution Agreement will remain in effect from year to year provided the Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Fund or a Series and, if applicable, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Required Vote

Approval of the Rule 12b-1 Plan by each Series requires the affirmative vote of a majority of the outstanding voting securities of such Series. Under the 1940 Act, a majority of a Series’ outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Series’ outstanding shares are present in person or represented by proxy or (2) more than 50% of the Series outstanding voting securities. If the Rule 12b-1 Plan is not approved by shareholders of a Series, the shares such Series would not be subject to the new 0.25% Rule 12b-1 distribution and shareholder servicing fee.

PROPOSAL 7: TO REORGANIZE THE FUND
AS A DELAWARE STATUTORY TRUST

(TO BE VOTED UPON BY SHAREHOLDERS OF ALL SERIES)

The Board of Trustees has proposed that the shareholders of the Fund approve the reorganization of the Fund in accordance with the form of the Agreement and Plan of Reorganization (the “Plan of Reorganization”) attached to this Proxy Statement as Appendix D and as described in detail in this Proxy Statement. Shareholders are being asked to consider a plan to reorganize the Fund from a Massachusetts business trust into a new Delaware statutory trust (the “Delaware Trust”). In the reorganization, each of the Series will become a series of the Delaware Trust. To accomplish the reorganization, the Delaware Trust has been formed and new series (the “New Series”) will be established as series of the Delaware Trust. The reorganization will not change the investment objective or principal investment strategy, independent accountant, or fiscal year of any of the Series. Each shareholder will own the same number of shares of the New Series immediately after the reorganization as the number of Series shares owned by the shareholder on the closing of the reorganization. The Delaware Trust will offer the same shareholder services as its predecessor Fund.

Reasons for the Proposed Reorganization

In the proposed reorganization, each Series would be reorganized as a series of the newly created Delaware Trust. The Delaware Trust would have a substantially similar trust instrument and common fundamental investment restrictions. As a manager of a number of registered investment fund trust organizations, VIA expects that it can achieve more efficient operations by having the trusts adopt consistent charters and be subject to the same jurisdictional requirements. VIA believes that further integrating all of the Fund’s Series by adopting a single business form, domicile, form of trust instrument and fundamental investment restrictions, consistent with those that are in effect with the Virtus Mutual Funds, offers the opportunity for operational efficiencies that will benefit all shareholders.

The Trustees believe that the proposed Delaware Trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. VIA believes that the use of a common form of organization will help in the administration of the Fund. Delaware law offers a mutual fund certain advantages compared with Massachusetts law. Delaware law provides that the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust. Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the risk of this liability is remote, the Trustees have determined that Delaware law should afford greater protection against potential shareholder and trustee liability. Similarly, Delaware law provides that no series of a Delaware statutory trust is liable for the debts of another series. This is another potential, although remote, risk in the case of a Massachusetts business trust.

It is anticipated that under the Delaware trust instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords to Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees will have the power to amend the Delaware trust instrument, merge or consolidate the New Series with another entity and to change the Delaware Trust’s domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. Although the Trustees will have the authority to take these actions in the future without a shareholder vote, they are not required to do so, and may determine that it is appropriate to submit one or more of these actions to the shareholders for approval. The flexibility under the Delaware trust instrument should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Fund’s current Massachusetts trust instrument and the proposed Delaware trust instrument, see “Comparative Information on Shareholders’ Rights Under Massachusetts and Delaware Trusts” attached to this proxy statement as Appendix I.

The Agreement and Plan of Reorganization

The reorganization consists of several steps that will occur on the closing date following shareholder approval. First, each of the Series will transfer all of its assets to a corresponding New Series in exchange solely for all of the shares of such New Series. Each New Series will also assume all of the liabilities of its predecessor Series. Immediately thereafter, each Series will liquidate and distribute shares of the corresponding New Series to its shareholders in exchange for their shares of that Series. This will be accomplished by opening an account on the books of the corresponding New Series in the name of each shareholder of record of the Series and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the New Series as the number of Series shares held by the shareholder immediately before the reorganization.

The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees. The significant conditions which may not be waived include: (a) the receipt by the Fund and the Delaware Trust of opinions of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of each of the Series of the Fund. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Series prior to the closing date, by the Board of Trustees. In addition, the reorganization agreement may be amended by the Board of Trustees. However, the reorganization agreement may not be amended subsequent to the shareholders’ meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Series without shareholder approval.

The closing of the reorganization is scheduled to occur after the conditions to closing set forth in the reorganization agreement are satisfied or waived. VIA currently anticipates that the closing will occur before March 31, 2011.

Effect of Shareholder Approval of the Plan of Reorganization

Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment management agreement for that fund. As such, if the Plan of Reorganization is approved and the Fund is reorganized into a Delaware statutory trust, the shareholders would need to vote on these items for the Delaware Trust. However, shareholder approval of the Plan of Reorganization will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Trustees of the Fund who are in office at the time of the reorganization as Trustees of the Delaware Trust, as set forth in Proposal 1 in this Proxy Statement; (2) an Investment Advisory Agreement between the Delaware Trust and VIA, subject to shareholder approval of the investment advisory agreement set forth in Proposal 2 in this Proxy Statement; (3) the Investment Subadvisory Agreements between VIA and the subadvisors, with respect to the Series, subject to shareholder approval of the investment subadvisory agreements set forth in Proposals 3-5 in this Proxy Statement; and (4) the Distribution and Shareholder Servicing Plan under Rule 12b-1 under the 1940 Act for shares of the New Series of the Delaware Trust, subject to shareholder approval of the Rule 12b-1 Plan set forth in Proposal 6 in this Proxy Statement.

If the transaction is approved by Fund shareholders, and prior to the reorganization, the officers will cause the Series, as the sole shareholders of the corresponding Delaware Trust, to vote their shares for the matters specified above. This action will enable the Delaware Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting. Upon shareholder approval, the Plan of Reorganization authorizes each Series, as the sole shareholder of the corresponding New Series prior to the distribution of shares of the New Series to Series shareholders, to, as applicable:

•	elect trustees of the Delaware Trust;

•	approve an investment advisory agreement with VIA with respect to each of the Series;

•	approve an investment subadvisory agreement with Aberdeen Asset Management Inc. with respect to Phoenix-Aberdeen International Series;

•	approve an investment subadvisory agreement with Duff & Phelps Investment Management Co. with respect to Phoenix-Duff & Phelps Real Estate Securities Series;

•	approve an investment subadvisory agreement with Goodwin Capital Advisers, Inc. with respect to each of the Phoenix Multi-Sector Fixed Income Series and the Phoenix Strategic Allocation Series;

•	approve an investment subadvisory agreement with Kayne Anderson Rudnick Investment Management LLC with respect to each of the Phoenix Small-Cap Growth Series and the Phoenix Small-Cap Value Series;

•	approve an investment subadvisory agreement with SCM Advisors LLC with respect to Phoenix Capital Growth Series;

•	approve a Distribution and Shareholder Servicing Plan under Rule 12b-1 for the shares of each of the Series; and

•	ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Series.

Following the completion of the reorganization, the Trustees intend to take all appropriate and necessary action to liquidate and dissolve the Fund under the laws of the Commonwealth of Massachusetts.

Management and Other Service Providers

If Fund shareholders approve Proposals 1 through 6 of this proxy statement, as described above, each Series, while it is the sole shareholder of the corresponding New Series, will approve each of the applicable items for the New Series. Therefore, if Proposal 2 is approved by Fund shareholders, VIA will continue to serve as investment advisor to each of the New Series following the reorganization. Each Series will also approve a new investment subadvisory agreement, on behalf of the New Series, with the subadvisor approved by shareholders of the Series in Proposals 3 through 5, or as described in the information statements included for the Phoenix-Aberdeen International Series, the Phoenix Multi-Sector Fixed Income Series and the Phoenix Strategic Allocation Series.

The investment advisory agreement with VIA and the subadvisory agreement with the respective subadvisor for the New Series, and the rate of advisory fees payable thereunder, will be substantially identical to the agreements being proposed for shareholder approval under Proposal 2 through 5 and as described in the information statements included for the Phoenix-Aberdeen International Series, the Phoenix Multi-Sector Fixed Income Series and the Phoenix Strategic Allocation Series.

PricewaterhouseCoopers LLP currently serves as each Series’ independent accountants and will also serve as independent accountants for the New Series. The Plan of Reorganization authorizes each Series, while it is the sole shareholder of the corresponding New Series, to ratify the selection of PricewaterhouseCoopers LLP as the New Series’ independent accountants. In addition, each Series will also appoint The Bank of New York Mellon as the custodian of the New Series’ assets, and will appoint BNY Mellon Investment Servicing (U.S.), Inc. as transfer agent, both to take effect following the reorganization.

Manager of Managers Exemptive Order

VIA and the Fund have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which the advisor is, subject to supervision and approval of the Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of a trust. The Fund and VIA therefore, with approval from the Board of Trustees, would have the right to hire, terminate, or replace unaffiliated subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA will continue to have the ultimate responsibility to oversee the subadvisors to the Board of Trustees and recommend their hiring, termination and replacement. Within 90 days of the hiring of any new subadvisor for a Series, variable contract owners that are invested in the Series through their contract will be furnished with all information about the new subadvisor that would be in a proxy statement seeking shareholder approval of the new subadvisor. The exemptive order will continue to apply to the Delaware Trust, as the successor to the Fund and due to VIA’s position as its investment advisor.

Fiscal Year

Each of the Series currently operates on a fiscal year ending December 31. Following the reorganization, the New Series will also operate on a fiscal year ending December 31.

Investment Objectives, Principal Investment Strategy and Fundamental Investment Restrictions

The investment objective and principal investment strategy of each New Series will be identical to the investment objective and principal investment strategy of the corresponding Series. The fundamental investment restrictions of each New Series will be identical to the fundamental investment restrictions of the corresponding Series immediately prior to the reorganization. The fundamental investment restrictions will reflect any changes that are approved by shareholders pursuant to Proposal 8.

Federal Income Tax Consequences

The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the reorganization, the Fund will receive an opinion from the law firm of Sullivan & Worcester LLP that, based upon existing provisions of the Internal Revenue Code (the “Code”), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

•	the transfer of all of the assets of each Series solely in exchange for shares of the corresponding New Series and the assumption by the New Series of all known liabilities of the Series, and the distribution of such shares to the shareholders of the Series, will constitute a “reorganization” within the meaning of Section 368(a) of the Code; the New Series and the Series will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	no gain or loss will be recognized by any Series on the transfer of the assets of the Series to the corresponding New Series in exchange for New Series shares and the assumption by the corresponding New Series of all known liabilities of the Series or upon the distribution of New Series shares to the Series’ Record Holders in exchange for their shares of the Series;

•	the tax basis of each Series’ assets acquired by the corresponding New Series will be the same to the New Series as the tax basis of such assets to the Series immediately prior to the reorganization, and the holding period of the assets of each Series in the hands of the corresponding New Series will include the period during which those assets were held by the Series;

•	no gain or loss will be recognized by the corresponding New Series upon the receipt of the assets of each Series solely in exchange for the New Series shares and the assumption by the New Series of all known liabilities of the Series;

•	no gain or loss will be recognized by Record Holders of each Series upon the receipt of shares of the corresponding New Series by such Record Holders, provided such Record Holders receive solely New Series shares (including fractional shares) in exchange for their Series shares; and

•	the aggregate tax basis of the corresponding New Series shares, including any fractional shares, received by each Record Holder of each Series pursuant to the reorganization will be the same as the aggregate tax basis of the Series shares held by such Record Holder immediately prior to the reorganization, and the holding period of the New Series shares, including fractional shares, to be received by each Record Holder of a Series will include the period during which the Series shares exchanged therefore were held by such Record Holder (provided that the Series shares were held as a capital asset on the date of the reorganization).

The Fund has not obtained an Internal Revenue Service (“IRS”) private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of a Series in exchange for corresponding New Series shares, the assumption by the New Series of all known liabilities of such Series, and the distribution of such shares to the Series, do not constitute a “reorganization” within the meaning of Section 368(a) of the Code, each Series’ Record Holder generally will recognize gain or loss equal to the difference between the value of the corresponding New Series shares such Record Holder acquires and the tax basis of such Record Holder’s Series shares. However, assuming each Contract Owner’s Contract is treated as a variable annuity for federal income tax purposes, each Contract Owner will not recognize taxable income as a result of the Reorganization.

Contract Owners of the Series should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, Contract Owners of the Series should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

Comparative Information on Distribution Arrangements

The distribution arrangements of each New Series will be the same as those of the corresponding Series, and will reflect any changes that are approved by shareholders pursuant to Proposal 6. The reorganization will be effected at net asset value. No sales charge will be imposed in connection with the reorganization. The Series do not assess any sales charge, either when selling or when redeeming securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, along with other applicable contract charges.

The Board of Trustees has approved a distribution agreement under which VP Distributors, Inc. will be the distributor of shares of the New Series. The Delaware Trust will adopt a Distribution and Shareholder Servicing Plan under Rule 12b-1 under the 1940 Act relating to the sale and promotion of shares of the New Series and the furnishing of shareholder services, subject to shareholder approval of the Rule 12b-1 Plan set forth in Proposal 6 in this Proxy Statement.

Required Vote

Approval of the Plan of Reorganization by each Series to reorganize the Series as series of a Delaware statutory trust requires the affirmative vote of a majority of the votes cast at the Meeting by such Series. If the Plan of Reorganization is not approved by shareholders of a Series, the Trustees of the Fund will consider other possible courses of action in the best interests of the Series and its shareholders.

PROPOSAL 8: TO CHANGE THE FUNDAMENTAL
INVESTMENT RESTRICTION REGARDING LENDING

(TO BE VOTED UPON BY SHAREHOLDERS OF ALL SERIES)

Introduction

The Board of Trustees has proposed that the shareholders of the Fund approve the change in the fundamental investment restriction of the Fund regarding lending by a Series of the Fund. Subject to shareholder approval of the other Proposals in this Proxy Statement, the Fund will become part of the Virtus Mutual Fund complex. The proposed fundamental investment restriction set forth below, regarding lending by Series of the Fund, is intended to conform the fundamental investment restriction of the Fund to the language of the standard fundamental investment restrictions of other trusts in the Virtus Mutual Fund complex. The Board believes that execution of the investment strategy and implementation of appropriate compliance protocols will be enhanced by utilizing consistent language across the trusts in the Virtus Mutual Fund complex.

At the Meeting, shareholders of each Series will be asked to approve the proposed fundamental investment restriction for such Series.

Discussion of Proposed Modification

Under the 1940 Act, a mutual fund must have a fundamental policy regarding lending. The current fundamental investment restriction is more restrictive than mandated by the 1940 Act and is not clear as to whether investments in loan participations and assignments which are unfunded are permitted for the Series. It is common for portfolios of funds investing in fixed income securities to hold such investments from time to time. The proposed restriction is consistent with the 1940 Act requirements and industry standards. The Board has evaluated this Proposal and believes the modification will clarify the investment subadvisers’ ability to execute the investment strategies of the Series of the Fund by explicitly permitting such investments by the Series. Investing in loan participations and assignments involve the risk that the borrower may default on the loan and the Series may not be able to recover the amount invested in such loan participations and assignments.

Current Fundamental Restriction	Proposed Fundamental Restriction
A Series may not make loans, except that a Series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.	A Series may not lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties except that a Series may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

Basis for the Board’s Recommendation

At a meeting held on August 12, 2010, the Board of Trustees, including the Independent Trustees, reviewed the proposed fundamental investment restriction change and determined that the proposal would benefit the Fund and its Series, and their respective shareholders. The Board determined that this change would clarify the ability of VIA or a subadvisor to manage the investment portfolios of the Series of the Fund by clarifying that they have greater investment flexibility to pursue their investment objective and principal investment strategies and respond to a changing investment environment. In addition, the proposed change would not affect the Series’ investment objectives and investment strategies, and, should shareholders approve the proposed change, the Series do not intend to change their investment objectives or investment strategies. Furthermore, the Board noted that this change generally should not result in a substantial change in the manner in which the Series are currently being managed. Accordingly, the Board, including the Independent Trustees, concluded that it would be in the best interests of the Fund and its shareholders to approve the Proposal. The Board of Trustees recommends a vote “FOR” Proposal 8.

Required Vote

Approval of the change in the fundamental investment restriction by each Series requires the affirmative vote of a majority of the votes cast at the Meeting by such Series. If the change in the fundamental investment restriction is not approved by shareholders of a Series, such Series would continue to be subject to the current investment restriction of the Fund regarding lending, and would not be subject to the new investment restriction.

INFORMATION STATEMENT REGARDING THE
SUBADVISORY AGREEMENT WITH ABERDEEN

Introduction

The purpose of this Information Statement is to notify shareholders of the Phoenix-Aberdeen International Series that the Board approved a new investment subadvisory agreement between VIA and Aberdeen Asset Management Inc. (“Aberdeen”), subject to the approval by the Fund’s shareholders of VIA as the investment advisor under Proposal 2 of this Proxy Statement. PVA has acted as investment advisor to the Phoenix-Aberdeen International Series since August 1, 2007, and currently serves as such pursuant to an investment advisory agreement between PVA and the Series as of that date. [Aberdeen was appointed as investment subadvisor to the Series by PVA under its manager-of-managers exemptive order, which did not require shareholder approval, and currently serves as such pursuant to an investment subadvisory agreement between PVA and Aberdeen dated August 1, 2007.] The Board, including a majority of the independent Trustees, last renewed the investment advisory agreement (the “Previous Advisory Agreement”) between PVA and the Series, and the investment subadvisory agreement (the “Previous Subadvisory Agreement”) between PVA and Aberdeen, at meetings held on November 16-17, 2009.

Subject to shareholder approval of Proposal 2 discussed above, VIA will become the new investment advisor to this Series pursuant to an investment advisory agreement between VIA and the Fund (the “New Advisory Agreement”). In connection with PVA’s termination as advisor to the Series, the Previous Subadvisory Agreement will also terminate according to its terms. In the role of advisor to the Series, VIA has the responsibility to recommend to the Board of Trustees of the Fund the hiring, termination and replacement of subadvisors. After analysis of the Series’ performance, VIA recommended to the Board of Trustees of the Fund that Aberdeen be appointed to continue as the subadvisor to the Series.

At a meeting of the Board of Trustees held on July 26, 2010, the Trustees (including the Independent Trustees) approved an investment subadvisory agreement between VIA and Aberdeen with respect to the Series (the “Subadvisory Agreement”). The Subadvisory Agreement will go into effect on or about November 5, 2010. As discussed below, the Subadvisory Agreement is the same in all material respects to the Previous Subadvisory Agreement, except for the advisor, the computation of the subadvisory fee and the effective date and term of the Agreement. As with the Previous Subadvisory Agreement, the Series does not pay the subadvisory fee under the Subadvisory Agreement. If approved by the shareholders, the New Advisory Agreement between the Fund and VIA relating to the Series will go into effect on or about November 5, 2010, and the fees payable to VIA by the Series under the New Advisory Agreement will not change.

VIA and the Fund have each been granted an exemptive order (the “Order”) from the SEC that permits the advisor and the trust to hire, terminate, and replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement to the Fund’s Board of Trustees. As a condition of the Order, VIA and the Fund must provide you with this Information Statement to update you with respect to these subadvisory changes. More information about the Order is provided below.

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect until December 31, 2008 and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Previous Subadvisory Agreement would be subject to termination by PVA or Aberdeen upon 60 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ Previous Advisory Agreement with PVA.

The Previous Subadvisory Agreement obligated Aberdeen to: (i) make investment decisions on behalf of the Series; (ii) place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by Aberdeen; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Series; and (iv) perform certain limited related administrative functions in connection therewith.

The Previous Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Previous Subadvisory Agreement on the part of Aberdeen, Aberdeen would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, PVA paid a subadvisory fee to Aberdeen, consisting of a monthly fee computed at 0.375% on the first $250 million, 0.35% on the next $250 million and 0.325% on all assets over $500 million of the average daily net assets held by the Series. In computing the fee to be paid to Aberdeen, the net asset value of the Series would be calculated as set forth in the then current registration statement of the Series. For the fiscal year ended December 31, 2009, PVA paid Aberdeen $1,311,853 in subadvisory fees with respect to its management of the Series.

The New Subadvisory Agreement

The terms of the new Subadvisory Agreement and Aberdeen’s obligations thereunder are the same in all material respects as those of the Previous Subadvisory Agreement, except for the advisor, the computation of the subadvisory fee and the effective date and term. The Subadvisory Agreement provides that it will remain in effect until December 31, 2011, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The Subadvisory Agreement would be subject to termination by VIA or Aberdeen upon 60 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ New Advisory Agreement with VIA.

The Subadvisory Agreement would provide that Aberdeen shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from the Series; provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, a violation of the standard of care established by and applicable to the subadvisor in its actions under the Subadvisory Agreement or a breach of the subadvisor’s duty or of its obligations under the Subadvisory Agreement and except to the extent otherwise provided by law.

Subadvisory Fee

Under the Subadvisory Agreement, VIA will pay a subadvisory fee to Aberdeen consisting of a monthly fee computed at the rate of 0.25% of the average daily net assets held by the Series. Under the Subadvisory Agreement, the subadvisory fee is lower than what was paid under the Previous Subadvisory Agreement, so there would be a reduction in the subadvisory fee under the Subadvisory Agreement. The following table shows the actual aggregate subadvisory fee paid to Aberdeen by PVA on behalf of the Series for the fiscal year ended December 31, 2009 under the Previous Subadvisory Agreement, and what the aggregate subadvisory fee would have been if the subadvisory fee under the Subadvisory Agreement had been in effect with respect to the Series:

Actual Aggregate Subadvisory Fee paid under the Previous Subadvisory Agreement for Fiscal Year Ended December 31, 2009	Pro Forma Aggregate Subadvisory Fee paid under the Subadvisory Agreement for Fiscal Year Ended December 31, 2009	% Difference Between Actual and Pro Forma Aggregate Advisory Fees
$ 1,311,853	$ 892,395	- 32%

The fee shall be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the subadvisor, the net asset value of the Series shall be calculated as set forth in the then current registration statement of the Series.

As with the Previous Subadvisory Agreement, the Series does not pay the subadvisory fee under the Subadvisory Agreement. If approved by the shareholders, the New Advisory Agreement between the Fund and VIA relating to the Series will go into effect on or about November 5, 2010, and the fee payable to VIA by the Series under the New Advisory Agreement will not change.

Basis for the Board’s Approval

The Board believes that the Series’ shareholders can benefit from continued management of the Series’ assets by Aberdeen, which has demonstrated consistent performance for its international investments. No material changes to the Series’ current principal investment strategies would occur if the Subadvisory Agreement is approved and continued.

In approving the Subadvisory Agreement, the Board of Trustees requested and evaluated information provided by VIA and Aberdeen which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with Aberdeen would be in the best interests of the Series and its shareholders. The Board considered all the criteria separately with respect to the Series and its shareholders. Prior to making its final decision for the Series, the Independent Trustees met privately with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In approving the Subadvisory Agreement, the Trustees considered various factors, including:

1)     the nature, extent and quality of the services to be provided by Aberdeen. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by Aberdeen concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that Aberdeen would continue to provide portfolio management, compliance with the Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed biographical information for each portfolio manager of Aberdeen who would be providing services under the Subadvisory Agreement and noted the breadth and depth of experience presented with the team leaders having over 90 years of cumulative experience in the financial industry. In considering the approval of the Subadvisory Agreement, therefore, the Trustees considered Aberdeen’s investment management process, including (a) the experience, capability and integrity of Aberdeen’s management and other personnel committed by Aberdeen to the Series; (b) the quality and commitment of Aberdeen’s regulatory and legal compliance policies, procedures and systems; and (c) Aberdeen’s brokerage and trading practices;

2)     the rate of the investment subadvisory fee that would be paid by VIA (and not the Series) under the Subadvisory Agreement, and the advisory fee paid by the Series. The Trustees noted that the subadvisory fee to be paid under the Subadvisory Agreement would be lower than the fee paid under the Previous Subadvisory Agreement;

3)     the prior performance of the Series during the period it was managed by Aberdeen, which outperformed the MSCI EAFE Index over the one-, three-, five- and ten-year periods ended May 31, 2010; and

4)     the fact that there are no tangible benefits to Aberdeen in providing investment advisory services to the Series, other than the fees to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that managing the Series could enhance Aberdeen’s reputation in the marketplace, and, therefore, would enable Aberdeen to attract additional client relationships.

In considering the profitability to Aberdeen of its relationship with the Series, the Board noted that the fee under the Subadvisory Agreement would be paid by VIA out of the advisory fee that it receives under the New Advisory Agreement, and that the subadvisory fee would be reduced from the subadvisory fee paid under the Previous Subadvisory Agreement. For these reasons, the profitability to Aberdeen of its relationship with the Series was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in Aberdeen’s management of the Series to be a material factor in its consideration at this time. Based on all the foregoing reasons, the Board concluded that the Subadvisory Agreement was favorable for shareholders because shareholders could benefit from the continued management of the Series’ assets by the global equity investment team at Aberdeen.

MORE INFORMATION ABOUT ABERDEEN

Aberdeen Asset Management Inc. is a wholly-owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Scotland; London, England; Singapore; the United States and elsewhere around the globe, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of June 30, 2010, Aberdeen Asset Management PLC had $246.4 billion of assets under management on behalf of its global client base.

Following are the five (5) most senior members of the Aberdeen Global Equity team based in Edinburgh, Scotland, which is responsible for managing all global and international portfolios and which will continue to manage the Series:

•	Stephen Docherty is the Head of Aberdeen’s Global Equity Team and is responsible for the Group’s overall strategy towards global and international equity investment and works closely with the various regional investment teams in London, Philadelphia and the Pacific Basin. Before joining Aberdeen in 1994, Mr. Docherty previously worked in the department of actuarial services within the life division of Abbey National Plc, conducting research investigations and aiding the design of various life assurance products.

•	Bruce Stout is a senior investment manager within the global equity team. He joined Aberdeen in 2000 following the takeover of Murray Johnstone, where he was an emerging markets investment manager. Mr. Stout worked for Murray Johnstone for over 14 years in a number of roles.

•	Andrew McMenigall is a senior investment manager on the global equity team. He joined Aberdeen in 2003 following Aberdeen’s acquisition of Edinburgh Fund Managers (EFM). He had been a senior investment manager with EFM since 1997. Mr. McMenigall previously worked at Scottish Mutual on the US desk and Prospect Communications.

•	Jamie Cumming is a senior investment manager on the global equity team. He joined Aberdeen in 2003 following Aberdeen’s acquisition of EFM. He joined EFM in October 2001 as a trainee investment manager initially based on the UK small companies’ desk and then the Japanese desk. Mr. Cumming previously worked as an audit senior with Grant Thornton CA.

•	Stewart Methven is a senior investment manager on the global equity team. He joined Aberdeen in 2003 following Aberdeen’s acquisition of EFM where he was an investment manager on the Pan-European Equity team. He transferred to the Global Equities Team in 2009 from the Pan European Equity Team. Mr. Methven previously worked at Prudential Portfolio Managers as an investment analyst.

The following persons serve as the principal executive officers and directors of Aberdeen:

The address for all directors and executive officers is Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Name	Positions Held With Aberdeen	Principal Occupations During the Last Five Years

Martin Gilbert	President, Director and Chairman	Mr. Gilbert is Chief Executive Officer of Aberdeen Asset Management PLC. He is also Vice President (March 2008 – present), President (2004 – 2008), of Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. He is also a Director of Aberdeen Asset Management Asia Limited, and) of Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.

Gary Marshall	Chief Executive Officer and Director	Mr. Marshall is Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd and chief executive of Aberdeen Asset Management Life and Pensions Ltd. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Andrew Smith	Treasurer, Chief Financial Officer, Chief Operating Officer and Director	Mr. Smith is the Chief Financial Officer and the Chief Operating Officer – Americas. He joined Aberdeen in 1987.

Jennifer Nichols	Vice President, Director and Head of Legal, US	Ms. Nichols joined Aberdeen in October 2006. Prior to that, she was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003 – 2006).

Paul Atkinson	Head of US Equities, Vice President and Director	Mr. Atkinson joined Aberdeen in 1998 and was originally responsible for specialist global equity funds before formally joining the US team as senior investment manager in 2005.

Chris Gagnier	Head of U.S. Fixed Income, Vice President and Director	Mr. Gagnier joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005.

Aberdeen does not currently serve as an investment subadvisor to any registered funds that have a similar investment objective to the Series.

INFORMATION STATEMENT REGARDING THE
SUBADVISORY AGREEMENT WITH GOODWIN

Introduction

The purpose of this Information Statement is to notify shareholders of the Phoenix Multi-Sector Fixed Income Series and Phoenix Strategic Allocation Series that the Board approved a new investment subadvisory agreement between VIA and Goodwin Capital Advisers, Inc. (“Goodwin”), subject to the approval by shareholders of VIA as the investment advisor under Proposal 2 of this Proxy Statement. PVA has acted as investment advisor to both Phoenix Multi-Sector Fixed Income Series and Phoenix Strategic Allocation Series as of August 1, 2007, and currently serves as such pursuant to investment advisory agreements between PVA and the Series as of that date. Goodwin was appointed as investment subadvisor to the Multi-Sector Fixed Income Series by PVA on June 5, 2007, and currently serves as such pursuant to an investment subadvisory agreement between PVA and Goodwin (the “Fixed Income Subadvisory Agreement”) dated August 1, 2007, last approved by the shareholders of the Fund on ______. Goodwin was also appointed as investment subadvisor to manage the fixed income portion of the Strategic Allocation Series by PVA on June 5, 2007, and currently serves as such pursuant to an investment subadvisory agreement between PVA and Goodwin (the “Strategic Allocation Subadvisory Agreement,” and together with the Fixed Income Subadvisory Agreement, the “Previous Subadvisory Agreements”) dated August 1, 2007, last approved by the shareholders of the Fund on ______. VIA was appointed as investment subadvisor to manage the equity portion of the Strategic Allocation Series by PVA under its manager-of-managers exemptive order, which did not require shareholder approval, and currently serves as such pursuant to an investment subadvisory agreement between PVA and VIA dated August 1, 2007. If shareholders approve VIA as the investment advisor to the Fund under Proposal 2 of this Proxy Statement, VIA will continue to manage the equity portion of the Strategic Allocation Series as described in Proposal 2 above. The Board, including a majority of the independent Trustees, last renewed the investment advisory agreement (the “Previous Advisory Agreement”) between PVA and the Series, and the Previous Subadvisory Agreements between PVA and Goodwin, at meetings held on November 16-17, 2009.

Subject to shareholder approval of Proposal 2 discussed above, VIA will become the new investment advisor to this Series pursuant to an investment advisory agreement between VIA and the Fund (the “New Advisory Agreement”). In connection with PVA’s termination as advisor to the Series, the Previous Subadvisory Agreements will also terminate according to their terms. In the role of advisor to the Series, VIA has the responsibility to recommend to the Board of Trustees of the Fund the hiring, termination and replacement of subadvisors. After analysis of the Series’ performance, VIA recommended to the Board of Trustees of the Fund that Goodwin be appointed to continue as the subadvisor to both Series.

At a meeting of the Board of Trustees held on July 26, 2010, the Trustees (including the Independent Trustees) approved an investment subadvisory agreement between VIA and Goodwin with respect to both Series (the “Subadvisory Agreement”). The Subadvisory Agreement will go into effect on or about November 5, 2010. As discussed below, the Subadvisory Agreement is the same in all material respects to the Previous Subadvisory Agreements, except for the advisor and the effective date and term of the Agreement. As with the Previous Subadvisory Agreements, the Series do not pay the subadvisory fees under the Subadvisory Agreement. If approved by the shareholders, the New Advisory Agreement between the Fund and VIA relating to the Series will go into effect on or about November 5, 2010, and the fees payable to VIA by the Series under the New Advisory Agreement will not change.

The Fixed Income Subadvisory Agreement

The Fixed Income Subadvisory Agreement provided that it would remain in effect until December 31, 2008 and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Fixed Income Subadvisory Agreement would be subject to termination by PVA or Goodwin upon 60 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ Previous Advisory Agreement with PVA.

The Fixed Income Subadvisory Agreement obligated Goodwin to: (i) make investment decisions on behalf of the Series; (ii) place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by Goodwin; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Series; and (iv) perform certain limited related administrative functions in connection therewith.

The Fixed Income Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Fixed Income Subadvisory Agreement on the part of Goodwin, Goodwin would not be liable for any act or omission in the course of, or connected with, rendering services under the Fixed Income Subadvisory Agreement.

Under the Fixed Income Subadvisory Agreement, PVA paid a subadvisory fee to Goodwin, consisting of a monthly fee computed at 0.20% of the average daily net assets held by the Series. Goodwin in turn paid a fee of 3.5% of its subadvisory fee to VIA under a Limited Services Sub-Subadvisory Agreement, under which VIA would provide recommendations to Goodwin related to the Series’ purchase and sale of municipal securities. In computing the fee to be paid to Goodwin, the net asset value of the Series would be calculated as set forth in the then current registration statement of the Series. For the fiscal year ended December 31, 2009, PVA paid Goodwin $387,273 in subadvisory fees with respect to its management of the Phoenix Multi-Sector Fixed Income Series.

The Strategic Allocation Subadvisory Agreement

The Strategic Allocation Subadvisory Agreement provided that it would remain in effect until December 31, 2008 and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Strategic Allocation Subadvisory Agreement would be subject to termination by PVA or Goodwin upon 60 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ Previous Advisory Agreement with PVA.

The Strategic Allocation Subadvisory Agreement obligated Goodwin to: (i) make investment decisions on behalf of the Series; (ii) place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by Goodwin; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Series; and (iv) perform certain limited related administrative functions in connection therewith.

The Strategic Allocation Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Strategic Allocation Subadvisory Agreement on the part of Goodwin, Goodwin would not be liable for any act or omission in the course of, or connected with, rendering services under the Strategic Allocation Subadvisory Agreement.

Under the Strategic Allocation Subadvisory Agreement, PVA paid a subadvisory fee to Goodwin, consisting of a monthly fee computed at 0.23 % of the Series’ average daily fixed income assets. Goodwin in turn paid a fee of 3.5% of its subadvisory fee to VIA under a Limited Services Sub-Subadvisory Agreement, under which VIA would provide recommendations to Goodwin related to the Series’ purchase and sale of municipal securities. In computing the fee to be paid to Goodwin, the net asset value of the Series would be calculated as set forth in the then current registration statement of the Series. For the fiscal year ended December 31, 2009, PVA paid Goodwin $387,273 in subadvisory fees with respect to its management of the Phoenix Strategic Allocation Series.

The New Subadvisory Agreement

The terms of the new Subadvisory Agreement and Goodwin’s obligations thereunder are the same in all material respects as those of the Previous Subadvisory Agreements, except for the advisor and the effective date and term. The Subadvisory Agreement provides that it will remain in effect until December 31, 2011, and thereafter with respect to each Series for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The Subadvisory Agreement would be subject to termination by VIA or Goodwin upon 60 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ New Advisory Agreement with VIA.

The Subadvisory Agreement would provide that Goodwin shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from the Series; provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, a violation of the standard of care established by and applicable to the subadvisor in its actions under the Subadvisory Agreement or a breach of the subadvisor’s duty or of its obligations under the Subadvisory Agreement and except to the extent otherwise provided by law.

Subadvisory Fee

Under the Subadvisory Agreement, VIA will pay a subadvisory fee to Goodwin consisting of a monthly fee computed at the rate of 0.20% of the average daily net assets of the Phoenix Multi-Sector Fixed Income Series, and 0.23% of the average daily fixed income assets of the Phoenix Strategic Allocation Series, with an appropriate reduction of 3.5% for VIA’s services in providing recommendations to Goodwin related to the Series’ purchase and sale of municipal securities. This is identical to the fees under the Previous Subadvisory Agreements, so there will be no change to either the advisory or subadvisory fee under the Subadvisory Agreement. The fees paid under the Previous Subadvisory Agreements for the last fiscal year are identical to what would have been paid if the Subadvisory Agreement would have been in effect over that time period. The fees shall be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the subadvisor, the net asset value of each Series shall be calculated as set forth in the then current registration statement of the Series.

As with the Previous Subadvisory Agreements, the Series do not pay the subadvisory fee under the Subadvisory Agreement. If approved by the shareholders, the New Advisory Agreement between the Fund and VIA relating to the Series will go into effect on or about November 5, 2010, and the fees payable to VIA by the Series under the New Advisory Agreement will not change.

Basis for the Board’s Approval

The Board believes that the Series’ shareholders can benefit from continued management of the Series’ assets by Goodwin, which has demonstrated consistent performance for its fixed income investments. No material changes to the Series’ current principal investment strategies would occur if the Subadvisory Agreement is approved.

In approving the Subadvisory Agreement, the Board of Trustees requested and evaluated information provided by VIA and Goodwin which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with Goodwin would be in the best interests of the Series and their shareholders. The Board considered all the criteria separately with respect to each Series and its shareholders. Prior to making its final decision for the Series, the Independent Trustees met privately with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In approving the Subadvisory Agreement, the Trustees considered various factors, including:

1)     the nature, extent and quality of the services to be provided by Goodwin. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by Goodwin concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that Goodwin would continue to provide portfolio management, compliance with the Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed biographical information for each portfolio manager of Goodwin who would be providing services under the Subadvisory Agreement and noted the breadth and depth of experience presented with the team leaders having over 45 years of cumulative experience in the financial industry. In considering the approval of the Subadvisory Agreement, therefore, the Trustees considered Goodwin’s investment management process, including (a) the experience, capability and integrity of Goodwin’s management and other personnel committed by Goodwin to the Series; (b) the quality and commitment of Goodwin’s regulatory and legal compliance policies, procedures and systems; and (c) Goodwin’s brokerage and trading practices;

2)     the rate of the investment subadvisory fees that would be paid by VIA (and not the Series) under the Subadvisory Agreement, and the advisory fees paid by the Series, all of which would remain unchanged from the fees paid under the Previous Advisory Agreement and Previous Subadvisory Agreements;

3)     the prior performance of the Series during the period it was managed by Goodwin; and

4)     the fact that there are no other tangible benefits to VIA or Goodwin in providing investment advisory services to the Series, other than the fees to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that managing the Series could enhance Goodwin’s reputation in the marketplace, and, therefore, would enable Goodwin to attract additional client relationships.

In considering the profitability to Goodwin of its relationship with the Series, the Board noted that the fees under the Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under the New Advisory Agreement, and that the subadvisory fees would be paid at the same levels as those under the Previous Subadvisory Agreements. For these reasons, the profitability to Goodwin of its relationship with the Series was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in Goodwin’s management of the Series to be a material factor in its consideration at this time. Based on all the foregoing reasons, the Board concluded that the Subadvisory Agreement was favorable for shareholders because shareholders could benefit from the continued management of the Series’ assets by the fixed income investment team at Goodwin.

MORE INFORMATION ABOUT GOODWIN

Goodwin Capital Advisers, Inc. is located at One American Row, Hartford, Connecticut 06102-5056. Goodwin is registered as an investment advisor under the Investment Advisers Act of 1940, and is an affiliate of PVA and an indirect subsidiary of Phoenix. Goodwin acts as subadvisor for 17 mutual funds and manages fixed income assets for individuals and institutions. As of June 30, 2010, Goodwin had $15.8 billion of assets under management.

The Series will be continue to be managed by the same portfolio manager as under the Previous Subadvisory Agreements:

•	David L. Albrycht, CFA, is senior managing director and senior portfolio manager with Goodwin. He joined Phoenix in 1981 as a credit analyst, and has managed the Phoenix fixed income portfolios since 1991.

The following persons serve as the principal executive officers of Goodwin:

The address for all executive officers is Goodwin Capital Advisers, Inc., One American Row, Hartford, Connecticut 06102-5056.

Name	Positions Held With Goodwin	Principal Occupations During the Last Five Years

Christopher M. Wilkos, CFA	President	Mr. Wilkos is Chief Investment Officer and Executive Vice President of corporate portfolio management at The Phoenix Companies, Inc. Prior to joining Phoenix in 1997, Mr. Wilkos was Vice President of portfolio strategy and operations at Connecticut Mutual Life Insurance Company.

David L. Albrycht	Executive Managing Director	Mr. Albrycht joined Phoenix in 1981 as a credit analyst, and has managed the Phoenix fixed income portfolios since 1991.

Goodwin serves as investment subadvisor to the following registered fund that has a similar investment objective to the Series:

Name	Total Assets Under Management (as of 6/30/2010	Subadvisory Fee

Virtus Balanced Fund (fixed income portion only)	$232 million	50% of following net advisory fees: 0.55% of first $1 billion of average daily net assets, 0.50% of next $1 billion, and 0.45% over $2 billion

Virtus Multi-Sector Fixed Income Fund	$197.8 million	50% of following net advisory fees: 0.55% of first $1 billion of average daily net assets, 0.50% of next $1 billion, and 0.45% over $2 billion

Virtus Tactical Allocation Fund (fixed income portion only)	$81.7 million	50% of following net advisory fees: 0.70% of first $1 billion of average daily net assets, 0.65% of next $1 billion, and 0.60% over $2 billion

The above named funds operate under an expense reimbursment arrangement since January 1, 2010, under which Goodwin contributes its proportionate amount of the subadvisory fee for any amount of the advisory fees that are reimbursed by the advisor.

The Order

VIA and the Fund have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which the advisor is, subject to supervision and approval of the Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of a trust. The Fund and VIA therefore, with approval from the Board of Trustees, would have the right to hire, terminate, or replace unaffiliated subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA will continue to have the ultimate responsibility to oversee the subadvisors to the Board of Trustees and recommend their hiring, termination and replacement. Within 90 days of the hiring of any new subadvisor for a Series, variable contract owners that are invested in the Series through their contract will be furnished with all information about the new subadvisor that would be in a proxy statement seeking shareholder approval of the new subadvisor.

SHARE OWNERSHIP INFORMATION

Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHL Variable”) and Phoenix Life and Annuity Company (“PLAC”) offering variable insurance and annuity products own 100% of the outstanding shares of the Fund.

PLIC (a New York insurance company) is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”). PHL Variable (a Connecticut insurance company) and PLAC (a Connecticut insurance company) are wholly-owned subsidiaries of PM Holdings, Inc. PM Holdings, Inc. is a direct, wholly-owned subsidiary of PNX. The executive offices of the companies are located at One American Row, Hartford, Connecticut.

[As of the Record Date, to the Fund’s knowledge, no one owns Contracts which are funded by more than five percent of the outstanding voting shares of the Fund or of any Series.]

PORTFOLIO TRANSACTIONS

The Fund does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase Contracts which are funded by shares of the Fund may receive in brokerage commissions. The Fund does not make portfolio transactions through affiliated brokers.

OTHER BUSINESS

The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

Under the provisions of the Fund’s charter documents and applicable law, no annual meeting of shareholders is required, and the Fund does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Fund within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Fund may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Fund will assist in communicating to other shareholders about such meeting.

PLEASE PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET, OR COMPLETE THE ENLOSED VOTING INSTRUCTION FORM(S) AND RETURN THE CARD(S) BY OCTOBER 28, 2010 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

Name:	Kathleen A. McGah
Title:	Vice President, Chief Legal Officer, Counsel and Secretary

APPENDIX I

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS UNDER MASSACHUSETTS AND DELAWARE TRUSTS

Form of Organization

The Series are each a series of the Fund, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Massachusetts business trust. The Fund is currently governed by its Declaration of Trust, Board of Trustees, Massachusetts law and federal law. The Fund is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund currently consist of a number of different mutual funds of various asset classes.

Subject to the approval of the Fund’s shareholders, the Board of Trustees of the Fund has approved an agreement and plan of reorganization that provides for the reorganization of the series of the Fund into series of a Delaware statutory trust (the “Trust Plan”). If the Fund’s shareholders approve the Trust Plan, then the Series would be reorganized as series of a Delaware statutory trust by March 31, 2011. As a result, the Fund would be governed by Delaware law rather than Massachusetts law. The discussion below assumes that: (1) the Fund’s shareholders will approve the Trust Plan, (2) the Series will be reorganized as series of a Delaware statutory trust, and (3) the Fund will adopt a new Declaration of Trust and By-Laws. If the Fund’s shareholders do not approve the Trust Plan, then the Fund would remain a Massachusetts business trust and the discussion below regarding Delaware law and the new Declaration of Trust and By-Laws would be inapplicable.

Capitalization

The beneficial interests in the Fund are represented by an unlimited number of transferable shares of beneficial interest, $1.00 par value per share of one or more series. The Declaration of Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Series.

Shares of each Series are offered only in one class and represent an equal pro rata interest in the Series. Shareholders of each Series are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Series vote separately, by Series, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Series.

Shareholder Liability

Currently, shareholders of the Fund as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Fund. However, the current Declaration of Trust of the Fund contains an express disclaimer of shareholder liability and permits notice of such disclaimer to be given in each agreement entered into or executed by the Fund or the Trustees or officers of the Fund, as applicable. The current Declaration of Trust also provides for shareholder indemnification out of the assets of the Fund.

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In the event the Series are reorganized as series of a Delaware statutory trust and the Fund or a shareholder of the Fund is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Fund to liability. To guard against this risk, the new Declaration of Trust is expected to (a) provide that any written obligation of the Fund may contain a statement that such obligation may only be enforced against the assets of the Fund or the particular series in question and the obligation is not binding upon the shareholders of the Fund; however, the omission of such a disclaimer would not operate to create personal liability for any shareholder; and (b) provide for indemnification out of trust property of any shareholder held personally liable for the obligations of the Fund. Accordingly, assuming the Series are reorganized as series of a Delaware statutory trust, the risk of a shareholder of the Fund incurring financial loss beyond that shareholder’s investment because of shareholder liability would be limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Fund itself was unable to meet its obligations. In light of Delaware law, the nature of the Fund’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Fund would be remote.

Shareholder Meetings and Voting Rights

The Fund, on behalf of its Series, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Fund. Currently, special meetings of the Fund are required to be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Under the Fund’s new By-Laws, shareholders owning at least 10% of the outstanding shares entitled to vote would only be able to request a special meeting of the Fund for the purpose of voting upon the question of removal of a Trustee. In addition, the Fund is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Fund currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Fund.

Except when a larger quorum is required by applicable law or the applicable governing documents, under the current Declaration of Trust, a majority of the outstanding voting shares entitled to vote present in person or by proxy constitutes a quorum for consideration of a matter at a shareholders’ meeting, but any lesser number is sufficient for adjournments. Except when a larger quorum is required by applicable law or the applicable governing documents, under the new Declaration of Trust, the Fund is expected to require 33 1/3% of the shares entitled to vote to constitute a quorum for consideration of a matter at a shareholders’ meeting. In either event, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

Under the current Declaration of Trust, a Trustee of the Fund may be removed with or without cause either by written instrument, signed by at least two-thirds of the number of Trustees prior to removal, or by the shareholders of the Fund at any meeting called for such purpose. The new Declaration of Trust is expected to provide that a Trustee of the Fund may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Fund, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the current Declaration of Trust, each whole share of beneficial interest of a Series is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. The new Declaration of Trust is expected to provide that each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

The current Declaration of Trust provides that the Board of Trustees may sell, convey and transfer the assets of the Fund, or the assets belonging to any one or more series of the Fund, to another Trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Fund, to be held as assets belonging to another series of the Fund, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Fund, shares of such other series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are so transferred, provided, however, that no assets belonging to any particular series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by a vote of a majority of the outstanding voting securities of that series.

The new Declaration of Trust is expected to provide that, unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Fund as a corporation or other entity, (2) merge the Fund into another entity, or merge, consolidate or transfer the assets and liabilities or class of shares to another entity and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.

The current Declaration of Trust provides that the Fund may be terminated at any time by a majority of the Trustees subject to approval by a vote of a majority of the outstanding shares of each Series of the Fund voting separately by Series. The new Declaration of Trust is expected to provide that, under certain circumstances, the Trustees of the Fund may terminate the Fund, a Series, or a class of shares, upon written notice to the shareholders.

Liquidation

In the event of the liquidation of the Fund, a Series, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Fund, the Series or attributable to the class over the liabilities belonging to the Fund, the Series or attributable to the class. The assets so distributable to shareholders of a Series will be distributed among the shareholders in proportion to the dollar value of shares of such Series or class of the Series held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the current Declaration of Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. As provided in the current Declaration of Trust, each Trustee of the Fund is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is finally adjudicated in any such action, suit or other proceeding that the Trustee did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Fund, except that the Trustee shall not be indemnified against any liability to the Fund or its shareholders to which such Trustee otherwise would be subject by reason of his or her willful misfeasance, bad faith , gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office. Under the current Declaration of Trust, the Fund may also advance money to a Trustee of the Fund for litigation expenses provided that the Trustee undertakes to repay such money if his or her conduct is ultimately determined to preclude indemnification under the current Declaration of Trust.

The new Declaration of Trust is expected to provide that a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The new Declaration of Trust and By-Laws are also expected to provide that each Trustee of the Fund is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to the Fund or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. Under the new Declaration of Trust, this determination would have to be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. The new Declaration of Trust is also expected to permit the Fund to advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay the Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the current and new Declaration of Trust and By-Laws of the Fund, and Massachusetts or Delaware and federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware or Massachusetts and federal law, as applicable, directly for more complete information.

     FORM OF
VIRTUS VARIABLE INSURANCE TRUST
INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, effective as of the ____ day of ____________, 2010 (the “Contract Date”) by and between Virtus Variable Insurance Trust (formerly The Phoenix Edge Series Fund), a Massachusetts business trust (the “Trust”) and Virtus Investment Advisers, Inc., a Massachusetts corporation (the “Adviser”).

WITNESSETH THAT:

     1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust on behalf of the portfolio series of the Trust established and designated by the Board of Trustees of the Trust (the “Trustees”) on or before the date hereof, as listed on attached Schedule A (collectively, the “Existing Series”), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

     2. In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more additional series (the “Additional Series”), by agreement in writing, the Trust and the Adviser may agree to amend Schedule A to include such Additional Series, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

     3. The Adviser shall furnish continuously an investment program for the portfolio of the Existing Series and the portfolio of any Additional Series which may become subject to the terms and conditions set forth herein (sometimes collectively referred to as the “Series”) and shall manage the investment and reinvestment of the assets of the portfolio of each Series, subject at all times to the supervision of the Trustees.

     4. With respect to managing the investment and reinvestment of the portfolio of the Series’ assets, the Adviser shall provide, at its own expense:

(a)	Investment research, advice and supervision;

(b)	An investment program for each Series consistent with its investment objectives, policies and procedures;

(c)	Implementation of the investment program for each Series including the purchase and sale of securities;

(d)	Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for a Series with respect to assets designated from time to time to be managed by a subadviser to such Series;

(e)	Advice and assistance on the general operations of the Trust; and

(f)	Regular reports to the Trustees on the implementation of each Series’ investment program.

     5. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

     6. The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

(a)	Office facilities, including office space, furniture and equipment;

(b)	Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series’ assets (including those required for research, statistical and investment work);

(c)	Except as otherwise approved by the Board, personnel to serve without salaries from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

(d)	Compensation and expenses, if any, of the Trustees who are also full-time employees of the Adviser or any of its affiliates; and

(e)	Any subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

     7.    All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees’ and shareholders’ meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the U.S. Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

     8. The Adviser shall adhere to all applicable policies and procedures as adopted from time to time by the Trustees, including but not limited to the following:

(a)	Code of Ethics. The Adviser shall adopt a Code of Ethics designed to prevent “access persons” (as defined therein in accordance with Rule 17j-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”)) from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Trust’s Compliance Officer.

(b)	Policy with Respect to Brokerage Allocation. The Adviser shall have full trading discretion in selecting brokers for Series transactions on a day to day basis so long as each selection is in conformance with the Trust’s Policy with Respect to Brokerage Allocation. Such discretion shall include use of “soft dollars” for certain broker and research services, also in conformance with the Trust’s Policy with Respect to Brokerage Allocation. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

(c)	Procedures for the Determination of Liquidity of Assets. It shall be the responsibility of the Adviser to monitor the Series’ assets that are not liquid, making such determinations as to liquidity of a particular asset as may be necessary, in accordance with the Trust’s Procedures for the Determination of Liquidity of Assets. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

(d)	Policy with Respect to Proxy Voting. In the absence of specific direction to the contrary and in a manner consistent with the Trust’s Policy with Respect to Proxy Voting, the Adviser shall be responsible for voting proxies with respect to portfolio holdings of the Trust. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Adviser in accordance with such policies and procedures adopted or approved by each Series’. Unless the Fund gives the Adviser written instructions to the contrary, the Adviser will, in compliance with the proxy voting procedures of the Series then in effect or approved by the Series, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the assets of the Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Adviser (or designee) all proxies upon receipt so as to afford the Adviser a reasonable amount of time in which to determine how to vote such proxies. The Adviser agrees to provide the Trust with quarterly proxy voting reports in such form as the Trust may request from time to time. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

(e)	Procedures for the Valuation of Securities. It shall be the responsibility of the Adviser to fully comply with the Trust’s Procedures for the Valuation of Securities. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

     9. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

(a)	The Trust shall pay a monthly fee calculated at an annual rate as specified in Schedule A. The amounts payable to the Adviser with respect to the Series shall be based upon the average of the values of the net assets of the Series as of the close of business each day, computed in accordance with the Trust’s Declaration of Trust.

(b)	Compensation shall accrue immediately upon the effective date of this Agreement.

(c)	If there is termination of this Agreement with respect to any Series during a month, the Series’ fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

(d)	The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses of the portfolio of any Series (including the Adviser’s compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any “fiscal year” exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State) imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term “fiscal year” shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

     10. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the Investment Company Act, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

     11. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

12.	It is understood that:

	(a)	Trustees, officers, employees, agents and shareholders of the Trust are or may be “interested persons” of the Adviser as directors, officers, stockholders or otherwise;

	(b)	Directors, officers, employees, agents and stockholders of the Adviser are or may be “interested persons” of the Trust as Trustees, officers, shareholders or otherwise; and

	(c)	The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

     13. This Agreement shall become effective with respect to the Existing Series as of the Contract Date stated above, and with respect to any Additional Series, on the date specified in any amendment to this Agreement reflecting the addition of each Additional Series in accordance with paragraph 2 (the “Amendment Date”). Unless terminated as herein provided, this Agreement shall remain in full force and effect until [DATE] with respect to each Existing Series and until December 31st of the first full calendar year following the Amendment Date with respect to each Additional Series, and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as (a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a “vote of the majority of the outstanding voting securities” of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any such party cast in person at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by a vote of the holders of a “majority of the outstanding voting securities” of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a “vote of a majority of the outstanding voting securities” of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a “vote of a majority of the outstanding voting securities” of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

     14. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days’ written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a “vote of the majority of the outstanding voting securities” of such Series. The Adviser may terminate this Agreement upon 60 days’ written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its “assignment”.

     15. The terms “majority of the outstanding voting securities”, “interested persons” and “assignment”, when used herein, shall have the respective meanings in the Investment Company Act.

     16. In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to “Virtus” from its name, and will not thereafter transact business in a name using the word “Virtus” in any form or combination whatsoever, or otherwise use the word “Virtus” as a part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word “Virtus” or any approximation thereof. If the Adviser chooses to withdraw the Trust’s right to use the word “Virtus,” it agrees to submit the question of continuing this Agreement to a vote of the Trust’s shareholders at the time of such withdrawal.

     17. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and made by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

     18. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the Commonwealth of Massachusetts.

     19. Subject to the duty of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and any Additional Series that may be named, and the actions of the Adviser and the Trust in respect thereof.

     20. The Adviser will not advise or act on behalf of the Series in regard to class action filings, with respect to any securities held in the Series’ portfolio.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

VIRTUS VARIABLE INSURANCE TRUST

By:
Name:
Title:

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name:	Francis G. Waltman
Title:	Senior Vice President

SCHEDULE A

Series	Annual Investment Advisory Fee

Virtus Small-Cap Growth Series (formerly	0.85%
Phoenix Small-Cap Growth Series)
Virtus Small-Cap Value Series (formerly	0.90%
Phoenix Small-Cap Value Series)

	1 st	Next	Over
	$250 Million	$250 Million	$500 Million
Virtus Capital Growth Series (formerly	0.70%	0.65%	0.60%
Phoenix Capital Growth Series)
Virtus Growth & Income Series (formerly	0.70%	0.65%	0.60%
Phoenix Growth and Income Series)
Virtus Multi-Sector Fixed Income Series	0.50%	0.45%	0.40%
(formerly Phoenix Multi-Sector Fixed
Income Series)
Virtus Strategic Allocation Series (formerly	0.60%	0.55%	0.50%
Phoenix Strategic Allocation Series)
Virtus International Series (formerly	0.75%	0.70%	0.65%
Phoenix-Aberdeen International Series)

	1 st	Next	Over
	$1 Billion	$1 Billion	$2 Billion
Virtus Real Estate Securities Series	0.75%	0.70%	0.65%
(formerly Phoenix Duff & Phelps Real
Estate Securities Series)

     Form of
VIRTUS VARIABLE INSURANCE TRUST
[Series Name(s)]

SUBADVISORY AGREEMENT

[Date], 2010

[Name of Subadviser]
[Address of Subadviser]

RE: Subadvisory Agreement

Ladies and Gentlemen:

Virtus Variable Insurance Trust (formerly The Phoenix Edge Series Fund) (the “Fund”) is an open-end investment company of the series type registered under the Investment Company Act of 1940 (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series (collectively, sometimes hereafter referred to as the “Series”).

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs [Name of Subadviser] (the “Subadviser”) as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3.	Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

	C.	The Subadviser shall not execute any Series transactions for the Designated Series with a broker or dealer that is (i) an “affiliated person” (as defined in the Act) of the Fund, the Subadviser, any subadviser to any other Series of the Fund, or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser, and applicable policies and procedures.

	D.	Consistent with its fiduciary obligations to the Fund in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.	Proxies.

	A.	Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N- PX as required by Rule 30b1-4 under the Act.

	B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser’s approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Series.

7.	Prohibited Conduct. In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. regarding transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.	Information and Reports.

	A.	The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

	B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

	C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Except as otherwise stated in this Agreement, the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11.	Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

	A.	It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

	B.	It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

	C.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j- 1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

	D.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

	E.	The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Designated Series.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Variable Insurance Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the

Trustees and the shareholders of the Fund as and to the extent required by the Act, subject to any applicable orders of exemption issued by the SEC.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until [Date]. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

17.	Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon sixty (60) days’ written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a) To Virtus or the Fund at:

Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, CT 06103
Attn: Kevin J. Carr
Telephone: (860) 263-4791
Facsimile: (860) 241-1028
Email: kevin.carr@virtus.com

(b) To [Name of Subadviser] at:

[Name of Subadviser]

[Address of Subadviser]
[Attn: ]
[Telephone: ]
[Facsimile: ]
[Email: ]

21.	Certifications . The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification . The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser’s directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser’s reckless disregard of its obligations and duties hereunder.

23.	Receipt of Disclosure Document. The Fund and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

VIRTUS VARIABLE INSURANCE TRUST

By:
Name:
Title:

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name:	Francis G. Waltman
Title:	Senior Vice President

ACCEPTED:

[Name of Subadviser]

By:
Name:	[Name]
Title:	[Title]

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE A

     OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to The Bank of New York Mellon (the “Custodian”) and PNC Global Investment Servicing (U.S.) Inc., (the “Sub-Accounting Agent”) for the Fund.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply.) The necessary information can be sent via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

1.	Purchase or sale;
2.	Security name;
3.	CUSIP number, ISIN or Sedols (as applicable);
4.	Number of shares and sales price per share or aggregate principal amount;
5.	Executing broker;
6.	Settlement agent;
7.	Trade date;
8.	Settlement date;
9.	Aggregate commission or if a net trade;
10.	Interest purchased or sold from interest bearing security;
11.	Other fees;
12.	Net proceeds of the transaction;
13.	Exchange where trade was executed;
14.	Identified tax lot (if applicable); and
15.	Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

	A.	The name of the broker;
	B.	The terms and conditions of the order and of any modifications or cancellations thereof;
	C.	The time of entry or cancellation;
	D.	The price at which executed;
	E.	The time of receipt of a report of execution; and
	F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:
	(i)	The sale of shares of the Fund by brokers or dealers.
	(ii)	The supplying of services or benefits by brokers or dealers to:
(a) The Fund,
(b) The Adviser,
(c) The Subadviser, and
(d) Any person other than the foregoing.
	(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.
B.	Shall show the nature of the services or benefits made available.
C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.	Records as necessary under Board-approved policies and procedures, including without limitation those related to valuation determinations.

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

     (a) For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable in arrears, at the annual rate stated below. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

     (b) The fee to be paid to the Subadviser is to be [Fee and payment details].

SCHEDULE D

SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

(e)	Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f)	Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.	In addition, to the best of my knowledge there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

[Name of Series Party to this Agreement]

Form of
VIRTUS VARIABLE INSURANCE TRUST
(the “Fund”)
DISTRIBUTION PLAN PURSUANT TO RULE 12b-1
under the
INVESTMENT COMPANY ACT OF 1940

1.	Introduction

The Fund, on behalf of its series listed in Appendix A, as may be amended from time to time (individually and collectively, the “Series”), and VP Distributors, Inc. (the “Distributor”), a broker-dealer registered under the Securities Exchange Act of 1934, have entered into a Distribution Agreement pursuant to which the Distributor acts as principal underwriter of each Series for sale to the permissible purchasers. The Trustees of the Fund have determined to adopt this Distribution Plan (the “Plan”), in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940, as amended (the “Act”) and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

2.	Rule 12b-1 Fees

The Fund shall pay to the Distributor, at the end of each month, an amount on an annual basis equal to 0.25% of the average daily value of the net assets of any Series, as compensation for the Distributor’s services as distributor of the Fund in connection with any activities or expenses primarily intended to result in the sale of the shares of the Series. Expenses may include, but are not limited to, payment of compensation, including incentive compensation to securities dealers and financial institutions and organizations to obtain various distribution related and/or shareholder services for the purchasers of variable annuity or variable life insurance contracts (“Variable Contracts”) investing indirectly in shares of the Series; payment of compensation to and expenses of personnel of the Distributor who support the distribution of shares of the Series; expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses and the payment of other direct distribution costs such as the cost of sales literature, advertising and prospectuses. Shareholder services include, but are not limited to, transmitting prospectuses, statements of additional information, shareholder reports, proxy statements and other materials to prospective purchasers of Variable Contracts investing indirectly in shares of the Series; providing educational materials; providing facilities to answer questions about the Series; receiving and answering correspondence; assisting prospective purchasers of Variable Contracts investing indirectly in shares of the Series in completing application forms and selecting account options; and providing such other information and services as the Distributor or Series may reasonable request.

3.	Reports

At least quarterly in each year this Plan remains in effect, the Fund’s Principal Accounting Officer or Treasurer, or such other person authorized to direct the disposition of monies paid or payable by the Fund, shall prepare and furnish to the Trustees of the Fund for their review, and the Trustees shall review, a written report complying with the requirements of Rule 12b-1 under the Act regarding the amounts expended under this Plan and the purposes for which such expenditures were made.

4.	Required Approval

This plan shall not take effect until it, together with any related agreement, has been approved by a vote of at least a majority of the Fund’s Trustees as well as a vote of at least a majority of the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any related agreement (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on this Plan or any related agreement and this Plan.

5.	Term

This Plan shall remain in effect for one year from the date of its adoption and may be continued thereafter if specifically approved at least annually by a vote of at least a majority of the Trustees of the Fund as well as a majority of the Disinterested Trustees. This Plan may be amended at any time, provided that (a) the Plan may not be amended to increase materially the amount of the distribution expenses without the approval of at least a majority of the outstanding voting securities (as defined in the Act) of the Series and (b) all material amendments to this Plan must be approved by a majority vote of the Trustees of the Fund and of the Disinterested Trustees cast in person at a meeting called for the purpose of such vote.

6.	Selection of Disinterested Trustees

While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the Disinterested Trustees then in office.

7.        Related Agreements (excluding the Distribution and Administrative Services Agreement among Virtus Investment Advisers, Inc., VP Distributors, Inc., and Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company)

Any related agreement shall be in writing and shall provide that (a) such agreement shall be subject to termination without penalty with respect to any Series to which such agreement is applicable, by vote of a majority of the outstanding voting securities (as defined in the Act) of such Series, on not more than 60 days’ written notice to the other party to the agreement, and (b) such agreement shall terminate automatically in the event of its assignment.

8.	Termination

This Plan may be terminated at any time with respect to any Series by a vote of a majority of the Disinterested Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of such Series. In the event this Plan is terminated or otherwise discontinued with respect to any Series, no further payments will be made hereunder from such Series.

9.	Records

The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to Paragraph 3 hereof, and any other information, estimates, projections and other materials that serve as a basis therefor, considered by the Trustees of the Fund, for a period of not less than six years from the date of this Plan, the agreement or report, as the case may be, the first two years in an easily accessible place.

10.	Non-Recourse

A copy of the Fund’s Declaration of Trust (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust refers to the Trustees collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund may be held to any personal liability, nor may any resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund but the Fund property only shall be liable.

[Adopted as of____________________________]

APPENDIX A

Virtus Capital Growth Series (formerly Phoenix Capital Growth Series)
Virtus Growth & Income Series (formerly Phoenix Growth and Income Series)
Virtus Multi-Sector Fixed Income Series (formerly Phoenix Multi-Sector Fixed Income Series)
Virtus Small-Cap Growth Series (formerly Phoenix Small-Cap Growth Series)
Virtus Small-Cap Value Series (formerly Phoenix Small-Cap Value Series )
Virtus Strategic Allocation Series (formerly Phoenix Strategic Allocation Series)
Virtus International Series (formerly Phoenix-Aberdeen International Series)
Virtus Real Estate Securities Series (formerly Phoenix-Duff & Phelps Real Estate Securities Series)

FORM OF
REDOMESTICATION
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of ____________, 201_, by and between Virtus Variable Insurance Trust, a Massachusetts business trust (the “Predecessor Trust”), on behalf of ______________________ Series (the “Predecessor Fund”), and Virtus Variable Insurance Trust, a Delaware statutory trust (the “Successor Trust”), on behalf of its ____________________ Series (the “Successor Fund”).

All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective fund series.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund (“New Shares”) having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Trust and the Successor Trust, respectively, that the assets of the Predecessor Trust be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.         PLAN OF REORGANIZATION

1.1         Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each class of the Successor Fund equal to the number of shares of the corresponding class of the Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”).

1.2         The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund.

1.3         Immediately upon delivery to the Predecessor Fund of the New Shares, the Predecessor Fund, as the then sole shareholder of the Successor Fund, shall (i) elect as trustees of the Trust the persons who currently serve as trustees of the Predecessor Trust; (ii) approve an Investment Management Agreement between the Successor Trust, on behalf of the Successor Fund, and Virtus Investment Advisers, Inc. (the “Investment Manager”); (iii) approve a Subadvisory Agreement by and between the Investment Manager, on behalf of the Fund, and _______________; (iv) approve for use by the Successor Fund the Distribution and Shareholder Servicing Plan under Rule 12b-1 previously approved by shareholders of the Predecessor Fund; (v) approve the application to the Successor Fund of any exemptive orders previously approved by shareholders of the Predecessor Fund; and (vi) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Fund.

1.4         Immediately following the action contemplated by paragraph 1.3, the Predecessor Fund will distribute pro-rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Predecessor Trust. The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust’s transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Trust and shall take all other steps necessary to effect such dissolution.

2.         CLOSING AND CLOSING DATE

2.1         The Closing Date shall be the second Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Virtus Investment Advisers, Inc. (“VIA”), 100 Pearl Street, Hartford, Connecticut 06103, or at such other time and/or place as the parties may agree.

2.2         The Predecessor Trust shall cause BNY Mellon Investment Servicing (U.S.) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (the “Transfer Agent”), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund and the class of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.         REPRESENTATIONS AND WARRANTIES

3.1         The Predecessor Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

(i)         the Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

(ii)         the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

(iii)         the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi)) are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv)         this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v)         neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund, nor the consummation by the Predecessor Trust on behalf of the Predecessor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or By-Laws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound; and

(vi)         no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

3.2         The Successor Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

(i)         The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

(ii)         the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

(iii)         the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv)         this Agreement has been duly executed by the Successor Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v)         neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund, nor the consummation by the Successor Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

(vi)         no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

4.         CONDITIONS PRECEDENT

4.1         The obligations of the Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

(i)         The Successor Trust shall have succeeded to the registration statement of the Predecessor Trust on Form N-1A under the Securities Act of 1933, as amended (the “Securities Act”) and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the “Post-Effective Amendment”), shall have been filed with the Securities and Exchange Commission (the “Commission”) and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(ii)         The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iii)         All representations and warranties of the Predecessor Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Fund;

(iv)         All representations and warranties of the Successor Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Fund;

(v)         The Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund shall have received an opinion from [Sullivan & Worcester LLP] regarding certain tax matters in connection with the Reorganization; and

(vi)         A vote approving this Agreement shall have been adopted by at least a majority of the outstanding shares of the Predecessor Fund entitled to vote at a special meeting of shareholders of the Predecessor Fund duly called for such purpose (the “Special Meeting”).

5.         EXPENSES

5.1         The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

5.2          All of the costs associated with the proxy for the proposed Reorganization, including printing and mailing costs, shall be borne equally by Virtus Investment Advisers, Inc. or one of its affiliates and Phoenix Variable Advisors, Inc. or one of its affiliates. All of the remaining costs of the Reorganization and the transactions contemplated thereby shall be borne by the Successor Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

6.         ENTIRE AGREEMENT

The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.         TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before February 28, 2011 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iv) by either party by resolution of the party’s Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.         AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.         NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the parties hereto at their principal place of business.

10       HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2         This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

10.3         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

10.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5         It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the charter of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series and has entered into this Agreement on behalf of the Predecessor Fund. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Predecessor Fund.

10.6         It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series and has entered into this Agreement on behalf of the Successor Fund. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Fund and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Fund.

10.7         The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, or a Vice President and attested by its Secretary or Assistant Secretary, all as of the date first written above.

ATTEST	VIRTUS VARIABLE INSURANCE TRUST, a Massachusetts business trust

By:
Name:	Name:
Title:	Title:

ATTEST	VIRTUS VARIABLE INSURANCE TRUST, a Delaware statutory trust

By:
Name:	Name:
Title:	Title: